 The
Prudential
Series Fund, Inc.


[PICTURE APPEARS HERE]


Semiannual Report to
Contract Owners

Pruco Life's PRUvider/SM/
Pruco Life of New Jersey's PRUvider/SM/

June 30, 1999


[LOGO OF PRUDENTIAL APPEARS HERE]

The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992


IFS-19990727-A044796

                      The Prudential Series Fund, Inc,


               Average Annual Total Return as of June 30, 1999 1
--------------------------------------------------------------------------------
                        Six    One    Three   Five    Ten      Since   Inception
                       Months  Year   Years   Years  Years   Inception   Date
--------------------------------------------------------------------------------
Balanced Portfolios

Conservative Balanced  4.04%   7.62%  12.24%  12.05%  10.83%   10.78%    5/83
Flexible Managed       6.55    7.19   14.42   14.89   12.56    12.11     5/83


1 "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 6/30/99. Source: Prudential. Six-month returns not annualized.








The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

PRUvider/SM/ is issued by Pruco Life Insurance Company, and in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102, and both subsidiaries of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777.

PRUvider/SM/ is offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

==============================================================================
Table of Contents

Letter to Contract Owners....................................................2
Market Commentary............................................................4
Investment Outlook...........................................................6

The Prudential Series Fund, Inc. Portfolios

      Conservative Balanced Portfolio
      Flexible Managed Portfolio

Financial Reports

     Financial Statements...................................................A1
     Schedule of Investments................................................B1
     Notes to Financial Statements..........................................C1
     Financial Highlights...................................................D1

Six Months Ended June 30, 1999

To Contract Owners

[PHOTO OF JOHN R. STRANGFELD APPEARS HERE]
John R. Strangfeld
Chairman

================================================================================
"The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy."

Dear Contract Owner:

This Semiannual Report presents the investment performance of the two portfolios of the Prudential Series Fund, Inc., which are available to you in your PRUvider/SM/ variable life insurance contract.

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they thought to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the stocks of smaller and economically sensitive companies favored by our value managers are now posting attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred last year. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market toward the end of the reporting period and helped send long-term interest rates to a 19-month high. Fortunately, the Federal Reserve appears committed to keeping inflation from threatening the economy's growth.


How did our Portfolios perform?

The Prudential Series Fund Conservative Balanced and Flexible Managed Portfolios delivered positive returns for the first half of 1999.

Both Portfolios hold a combination of stocks, bonds, and money market securities. The Conservative Balanced Portfolio holds more in bonds and money market securities, which generally makes it less volatile, but may also reduce returns when stock prices are rising--as was the case in recent months. While it returned 4.04% during this reporting period, it trailed its benchmark.

The Flexible Managed Portfolio outperformed its benchmark during our reporting period because of its strong stock returns. Unlike the other Portfolio, the Flexible Managed Portfolio holds more in stocks, particularly value stocks that surged in the second quarter of 1999 after being out of favor for a while.

Diversification: Protection against market turbulence

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to revisit your strategy regularly and, when necessary, rebalance your holdings to keep your asset allocation consistent with your long-term objectives and risk tolerance. As always, remember that past performance is not indicative of future results.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial needs. All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


Sincerely,

/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.


July 30, 1999


================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

Market Commentary

Market Overview

Investors move out into a safer world

It started in the first quarter of the year, but investors were too risk averse to believe it. By April, however, it could no longer be denied: the world was becoming a safer place to invest. Japan was showing signs that its economy had bottomed and was poised to start growing again; Germany was also hinting at improved economic conditions, and cheaper currencies and lower interest rates were helping to fuel several emerging market economies.

This encouraging economic news prompted many equity investors to look beyond the domestic large-capitalization growth stocks that have played such a big part in driving the market's returns over the past several years. What they found in the United States was stocks of small-cap companies that were ignored for so long they had become bargain priced. Investors also found relatively inexpensive value stocks among the large-cap companies. These stocks included many cyclicals--stocks that typically do well when the economy thrives. Outside the United States, investors found stocks in Asia and emerging markets that were also bargain priced.

Many bond investors responded to a safer global economic environment by pulling out of U.S. Treasury securities and taking advantage of attractive opportunities in higher-yielding markets. Treasuries also fell out of favor because investors expected the Federal Reserve to raise rates in an effort to cool U.S. economic growth before it led to higher inflation. (Higher inflation erodes the fixed value of bond interest payments.) The Federal Reserve finally moved on June 30, when it raised its key short-term interest rate by a quarter of a percentage point to 5%.

The World

What's causing the global rebound?

Asia--the region that sparked a global financial crisis two years ago--could actually be credited with helping the world economies get back on course. Corporate restructuring in many parts of Asia, including Japan and Korea, has accelerated sharply in the last several months. This has helped companies with inexpensive valuations greatly improve their prospects for strong earnings growth. The Asian recovery, in turn, has increased the global demand for commodities, which has helped the commodity exporters in Russia and Latin America. The corporate environment in many parts of Europe is also showing signs of improvement after a disappointing first half of 1999. Company fundamentals remain strong in Europe, and the weaker euro is helping the export sector.

The views expressed are as of July 30, 1999 and are subject to change based on market and other conditions.

================================================================================
How the Markets Compared/1/

[BAR CHART APPEARS HERE]

                 Return Over          Average Return Over
                Past 12 Months     Past 20 Years (Annualized)

Money Markets        4.8%                      6.4%
Bonds                2.7%                      9.7%
Foreign Stocks      15.7%                     14.5%
U.S. Stocks         22.8%                     17.9%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 6/30/99 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

/1/ Source: Lipper, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average (VA). Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.

=========================================
S&P  500 Index--Total Return
by Sector
                            YTD 1999
                            --------
Technology                    24.8%
Basic Materials               22.2
Energy                        19.4
Capital Goods                 18.5
Communication Services        17.1
Financials                    12.8
Consumer Cyclicals            12.3
Transportation                11.4
Utilities                      1.2
Health Care                   -0.4
Consumer Staples              -2.2

S&P 500 Index                 12.4
-----------------------------------------
Source: Standard & Poor's as of 6/30/99. The S&P 500 Composite Stock Price Index is an unmanaged index of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Stock Market

No longer narrowly focused

When the first half of 1999 drew to a close, it had become obvious that a broader group of stocks was now benefiting from this accelerated global growth. The Russell 2000 Index of small-company stocks outperformed the other major stock indexes. The stock market had placed exceptionally high capitalizations (the total price of a corporation's outstanding stock) on a few popular companies.

These "mega-caps" had absorbed a lot of investors' funds, while smaller companies were much lower priced. So, when investors sold some of their shares of the mega-caps, enough money was released to have a very large impact on the prices of small-company stocks. They surged. In many cases, merger and acquisition activity was a catalyst for a bargain-priced company's gains.


Bond Market

Caught off-guard by strong global economic growth

Treasury prices fell early in the second quarter as investors sold these government securities to participate in both the wealth of corporate debt offerings and in the strong stock market. Occasional economic reports that hinted at inflation also caused temporary "hiccups" in the debt market that started to become almost routine until mid-May. That's when April's much-higher-than-expected Consumer Price Index report was released, which was soon followed by the Federal Reserve's announcement that it was more inclined to raise interest rates.

These events prompted a major sell-off in the bond market. The yield on the benchmark 30-year Treasury bond--which moves in the opposite direction of its price--rose from 5.63% on March 31 to a high of 6.19% on June 24, a level not seen since November 1997.

As it turned out, this sharp sell-off was unwarranted in light of the fact that the Federal Reserve increased short-term interest rates by only a quarter of a percentage point.

In anticipation of an increase in short-term interest rates, investors drove prices lower in almost all sectors of the U.S. fixed-income market during the second half of the quarter and spreads (the difference in yield between corporate bonds and Treasuries) also widened in both the high-grade and high-yield (junk) bond markets.

Surprisingly, the spread between yields of Treasuries and some better-quality corporates (A-rated and AA-rated) widened more than the spread between Treasuries and lower-rated corporates. This is due, in part, to the large supply of new investment-grade corporate issues, which came to market during this period.

Investment Outlook

Economic Outlook

Fed to tread slowly

Investors are expected to pay very close attention to world economies during the second half of the year, and the United States economy will probably be the most closely scrutinized of all. We expect to see strong U.S. growth coupled with a moderate increase in inflation.

As we enter the second half of the year, we still think that Y2K preparations (particularly inventory building), combined with the underlying healthy pace of growth, will push overall economic readings back up to around the 4% level. With oil and commodity prices now no longer declining and substantially smaller declines being registered for other non-oil import prices, the Consumer Price Index inflation rate should move slightly higher. When Alan Greenspan and the Federal Reserve meet in August, these trends could prompt them to announce that they are more inclined to raise interest rates. It usually takes six months for interest rate moves to be felt in the economy. We think the Federal Reserve will probably be reluctant to actually raise rates in August, because the move would be felt early next year when the economy quite possibly may slow down anyway in response to Y2K factors.

Just what those factors might be remains to be seen. Since Y2K is a unique event the impact of which cannot be gauged by previous experience, all forecasts are subject to greater risk than usual over the next three quarters.


Stock Market Outlook

Rally to continue to broaden

As the U.S. economy continues to grow and it becomes more apparent that the world is a safer place for investing, we expect investors to still be attracted to U.S. small-company stocks and value stocks, both of which remain relatively inexpensive compared to large-cap growth stocks.

However, the recent move out of growth stocks and into small-company and value stocks happened so quickly it will not be surprising if this new trend pauses from time to time to digest the value gains.

International markets are expected to become more attractive to investors as well. Since stocks in Europe are not as expensive as those in the S&P 500-- international markets could perform better than the S&P 500 over the next 12 to 18 months. In Japan, corporate restructurings are helping to improve earnings and should eventually bring about economic growth.

A word of caution, however: Asian and Latin American countries have rebounded so quickly from such depressed levels that it wouldn't be unusual to see those markets pause as some investors take their profits.

Safer world helps commodities stage a comeback

With global growth accelerating, the economies of many developing nations may have the wind at their backs for the first time in a while. This could prove beneficial to most of the world's commodity producers, since global inventories of resources such as aluminum and nickel are low and there is little excess production capacity.

The Asian economic and financial crisis caused large inventory liquidations of many commodities from Far Eastern consumers. With the world beginning to recover, not only will demand increase but depleted inventories will have to be rebuilt.

While prices of commodity company stocks are up significantly in 1999, they have considerable room to go higher. Long-term supply and demand trends are turning very positive. Soon the strengths we see in oil will spill over into other commodity markets.


Bond Market Outlook

Looking for good value

Given expectations for strong U.S. economic growth, we have increased our range for the yield on the 30-year Treasury bond from 5.25% to 6.25%. In the current environment, high-yield corporate bonds represent good value.

High expectations for high-yield sector

Because of their low correlation to other financial products, high-yield corporate bonds (also known as "junk bonds") are an attractive way for suitable investors to diversify a portfolio. While Treasuries performed poorly during the first half of the year, high-yield corporates generated a positive return despite a couple of rough months.

The Federal Reserve's decision to increase short-term rates only slightly and remove its tightening bias is particularly encouraging to the high-yield sector. Treasury yields have risen since the beginning of the year; therefore, spreads (the difference in yield between high-yield bonds and Treasuries) are not as wide as they were in January. However, they are still wide based on historical levels.

Default rates, which rose during the first half of the year, shouldn't increase dramatically from current levels, because economic growth continues to be strong. Since interest rates are not expected to move significantly between now and the end of the year, high-yield bonds should earn their coupons and even realize a little capital appreciation.

Conservative Balanced Portfolio

Performance Summary.

The Prudential Series Fund Conservative Balanced Portfolio returned 4.04% for the first half of 1999, between the market's 12.4% gain on U.S. stocks and the 2.28% loss on the Lehman Government/Corporate Bond Index. This Portfolio--which invests in a conservative mix of stocks, bonds, and money market securities--returned less than the average Balanced (VIP) Portfolio tracked by Lipper, Inc., because the Portfolio's conservative mandate is consistent with having a smaller proportion of stocks in the asset allocation. Unfortunately, bond market participants interpreted signs of a strengthening economy as an early warning of renewed inflation. These inflationary concerns caused bond prices to slide.

================================================================================
Average Annual Returns Through June 30, 1999

                                     Six     One     Three      Five       Ten
                                   Months   Year     Years      Years     Years
--------------------------------------------------------------------------------
Conservative Balanced Portfolio/1/  4.04%    7.62%   12.24%    12.05%    10.83%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg./2/       6.12%   10.86%   16.21%    15.63%    11.93%
--------------------------------------------------------------------------------
S&P 500 Index/3/                   12.38%   22.76%   29.11%    27.86%    18.76%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index/4/  -2.28%    2.70%    7.19%     7.76%     8.12%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date:5/13/83.

================================================================================
$10,000 Invested Over Ten Years

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 65% debt obligations and money market securities.


Performance Review.

Value stocks move ahead.

Solid stock returns led our performance. Approximately 20% of our stocks are invested using a value style, which returned to favor in the second quarter of 1999. The sharp rise in these stocks helped support the Portfolio's gains for the half year. The rest of the stock alloca-tion is invested to mirror the return of the S&P 500 Index. Their gains continued the exceptional performance of the S&P 500, well above the historical average return. Bonds constituted most of the Portfolio's investments. As the U.S. economy accelerated, interest rates rose and prices of existing bonds declined.

Asset allocation had a mixed impact on the Portfolio. We held about 40% stocks--about 5% more than our norm. On the other hand, we held about one-third of the assets in intermediate-term bonds instead of money-market instruments. Although this strategy has historically added value, it hurt performance so far this year.

Strategy Session.

Poised to capitalize with value stocks. Approximately 20% of our equities are managed using a strategy that emphasizes attractively priced stocks. That value approach worked quite well as investors became more confident about economic growth and began to search more broadly for inexpensive opportunities. We found many among companies with market capitalizations (the total price of a company's outstanding stock) smaller than those on the S&P 500.

A significant proportion of our value portfolio was invested in these small and mid-sized companies (more than 40% of the portfolio has a market capitalization below $3 billion, compared with less than 2% of the S&P 500). Most of the value stock gains were in process-oriented industries including paper, forest products, and aluminum. Value stocks had a substantial lead over the S&P 500 Index for the half year.

The remaining portion of the portfolio's stock allocation is invested in a strategy that attempts to mirror the performance of the S&P 500 Index, which also had an exceptional rise by historical standards. The performance of this index-based component is less sensitive to changes in investors' style preference but typically will lag the average equity fund whenever smaller stocks outperform their larger counterparts.

Good corporate bond buying opportunity anticipated. Our bond holdings had a focus on corporate bonds, because the additional yield they commanded over Treasury bonds was attractive. We benefited when that premium shrank and began to scale back this focus in April. Because many companies are issuing debt now to avoid the need to come to the market near the year 2000, we expect the supply of corporate bonds to be high during the summer and early fall, providing a good buying opportunity.


PORTFOLIO MANAGER
Mark Stumpp

Expensive and rising?

"We believe that, after an unprecedented stretch of rapidly rising stock prices, the average stock is quite expensive even if earnings should continue to grow at moderate rates. Nonetheless, we are not inclined to reduce our allocation to stocks substantially because it already is at quite conservative levels. We also intend to continue to hold intermediate-term bonds instead of money market instruments, because we think the long-term prospects for bonds are better than those for shorter-maturity instruments."


                              PORTFOLIO MANAGERS

                      [PHOTO OF MARK STUMPP APPEARS HERE]
                                  Mark Stumpp

        [PHOTOS OF WARREN E. SPITZ AND JOHN W. MOSCHBERGER APPEAR HERE]
                  Warren E. Spitz        John W. Moschberger

================================================================================
Portfolio Composition
(Long-Term)

                          as of 6/30/99
                          -------------
Bonds                         57.2%
Stocks                        42.8%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Sector Breakdown - Stock

                         as of 6/30/99
                         -------------
Consumer Growth & Staples     22.7%
Technology                    18.5%
Financial Services            16.3%
Industrial                    16.0%
Consumer Cyclicals             9.9%
Utilities                      8.9%
Energy                         6.9%
Miscellaneous                  0.8%

Sector Breakdown - Bond

                         as of 6/30/99
                         -------------
Corporate Bonds               76.2%
U.S. Treasuries               14.0%
Asset-Backed                   7.4%
Miscellaneous                  2.4%
-----------------------------------------------------
Source: Prudential. Holdings are subject to change.

Flexible Managed Portfolio

Performance Summary.

The Prudential Series Fund Flexible Managed Portfolio returned 6.55% for the first half of 1999, between the market's 12.4% gain on U.S. stocks and the 2.28% loss on the Lehman Government/Corporate Bond Index. This Portfolio outperformed the average Flexible (VIP) Portfolio tracked by Lipper, Inc., because of its strong stock returns.

Approximately one-half of our stocks are managed with a focus on shares trading at attractive values; these beat the S&P 500 Index due to the strong second quarter for small and mid-sized companies. The value style benefited when investors interest moved from expensive investments toward more attractively priced stocks. Unfortunately, bond market participants interpreted signs of a strengthening economy as an early warning of renewed inflation. These inflationary concerns caused bond prices to slide over the half year.

================================================================================
Average Annual Returns Through June 30, 1999

                                   Six     One     Three    Five      Ten
                                 Months   Year     Years    Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio1      6.55%    7.19%   14.42%  14.89%   12.56%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.2      5.89%    9.34%   15.70%  15.96%   13.19%
--------------------------------------------------------------------------------
S&P 500 Index3                  12.38%   22.76%   29.11%  27.86%   18.76%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4 -2.28%    2.70%    7.19%   7.76%    8.12%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]
--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.


Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

Value stocks move ahead. Solid stock returns led our performance. Approximately half of our stocks are invested using a value style, which returned to favor in the second quarter of 1999. The sharp rise in these stocks helped support the Portfolio's gains for the half year. The rest of the stock allocation is invested to mirror the return of the S&P 500 Index. Their 12.4% gain continued the exceptional performance of S&P 500 stocks, well above the historical average return.

On the other hand, we held our stock exposure below normal as stock prices rose through most of the half. Our models suggested that stocks were poorer values than bonds. We ended the quarter with slightly more than 60% invested in stocks.

We held about one-third of the Portfolio's assets in intermediate-term bonds instead of money market instruments. Although this strategy has historically added value, it has hurt performance so far this year.

Strategy Session.

Poised to capitalize with value stocks. Approximately half of our equities are managed using a strategy that emphasizes attractively priced stocks. That value approach worked quite well as investors became more confident about economic growth and began to search more broadly for inexpensive opportunities. We found many among companies with market capitalizations (the total price of a company's outstanding stock) smaller than those on the S&P 500.

A significant proportion of our value portfolio was invested in these small and mid-sized companies (more than 40% of the portfolio has a market capitalization below $3 billion, compared with less than 2% of the S&P 500). Most of the value stock gains were in process-oriented industries including paper, forest products and aluminum. Value stocks had a substantial lead over the S&P 500 Index for the half year.

The remaining portion of the portfolio's stock allocation is invested in a strategy that attempts to mirror the performance of the S&P 500 Index, which also had an exceptional rise by historical standards. The performance of this index-based component is less sensitive to changes in investors' style preference but typically will lag the average equity fund whenever smaller stocks outperform their larger counterparts.

Good corporate bond buying opportunity anticipated. Our bond holdings had a focus on corporate bonds, because the additional yield they commanded over Treasury bonds was attractive. We benefited when that premium shrank and began to scale back this focus in April. Because many companies are issuing debt now to avoid the need to come to the market near the year 2000, we expect the supply of corporate bonds to grow rapidly during the summer and early fall, providing a good buying opportunity.




PORTFOLIO MANAGER
Mark Stumpp

Expensive and rising?

"We believe that, after an unprecedented stretch of rapidly rising stock prices, the average stock is quite expensive even if earnings should continue to grow at moderate rates. Nonetheless, we are not inclined to reduce our allocation to stocks substantially more because we already are below our norm. We also intend to continue to hold intermediate-term bonds instead of money market instruments because we think the long-term prospects for bonds are better than those for shorter-maturity instruments".


                              PORTFOLIO MANAGERS

                      [PHOTO OF MARK STUMPP APPEARS HERE]
                                  Mark Stumpp

        [PHOTOS OF WARREN E. SPITZ AND JOHN W. MOSCHBERGER APPEAR HERE]
                  Warren E. Spitz         John W. Moschberger


================================================================================
Portfolio Composition
(Long-Term)
                         as of 6/30/99
                         -------------
Stocks                        62.4%
Bonds                         37.6%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Sector Breakdown - Stock

                         as of 6/30/99
                         -------------
Industrial                    22.5%
Consumer Growth & Staples     19.3%
Financial Services            17.4%
Consumer Cyclicals            13.2%
Technology                    13.0%
Energy                         7.5%
Utilities                      6.6%
Miscellaneous                  0.5%

Sector Breakdown - Bond
                         as of 6/30/99
                         -------------
Corporate Bonds               77.2%
U.S. Treasuries               17.4%
Miscellaneous                  4.1%
Asset-Backed                   1.1%
U.S. Government Agencies       0.2%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.

                     [This page intentionally left blank]

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1999

  ASSETS
    Investments, at value (cost:
      $4,767,897,708)..........................  $5,114,815,929
    Interest and dividends receivable..........      40,660,377
    Receivable for investments sold............      39,664,609
    Receivable for securities lending, net.....       1,156,016
    Due from broker -- variation margin........       1,088,075
    Receivable for capital stock sold..........           7,898
                                                 --------------
      Total Assets.............................   5,197,392,904
                                                 --------------
  LIABILITIES
    Bank overdraft.............................          45,825
    Collateral for securities on loan..........     500,998,202
    Payable for investments purchased..........      43,839,552
    Payable to investment adviser..............       6,443,716
    Payable for capital stock repurchased......       3,061,124
    Securities lending rebate payable..........       2,359,240
    Accrued expenses and other liabilities.....         347,746
                                                 --------------
      Total Liabilities........................     557,095,405
                                                 --------------
  NET ASSETS...................................  $4,640,297,499
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,999,597
      Paid-in capital, in excess of par........   4,230,768,766
                                                 --------------
                                                  4,233,768,363
    Undistributed net investment income........      47,567,932
    Accumulated net realized gains on
      investments..............................      12,720,477
    Net unrealized appreciation on
      investments..............................     346,240,727
                                                 --------------
    Net assets, June 30, 1999..................  $4,640,297,499
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 299,959,725 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................  $        15.47
                                                 --------------
                                                 --------------


STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1999

  INVESTMENT INCOME
    Dividends (net of $236,012 foreign
      withholding tax).........................  $    14,402,988
    Interest...................................       92,320,057
    Income from securities loaned, net.........        1,030,240
                                                 ---------------
                                                     107,753,285
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       12,917,161
    Shareholders' reports......................          267,000
    Custodian expense..........................          119,000
    Accounting fees............................           75,000
    Audit fees and expenses....................           28,000
    Legal fees.................................            3,000
    Transfer agent's fees and expenses.........            3,500
    Directors' fees............................            1,500
    Miscellaneous expenses.....................           16,451
                                                 ---------------
      Total expenses...........................       13,430,612
    Less: custodian fee credit.................          (64,064)
                                                 ---------------
      Net expenses.............................       13,366,548
                                                 ---------------
  NET INVESTMENT INCOME........................       94,386,737
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       15,896,485
      Futures..................................          951,307
                                                 ---------------
                                                      16,847,792
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       80,501,883
      Futures..................................       (3,157,207)
                                                 ---------------
                                                      77,344,676
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       94,192,468
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   188,579,205
                                                 ---------------
                                                 ---------------


STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER

                                                                                               JUNE 30, 1999          31, 1998
                                                                                             ------------------  -------------------

  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     94,386,737     $   200,201,254
    Net realized gain on investments.......................................................         16,847,792         263,079,117
    Net change in unrealized appreciation on investments...................................         77,344,676          66,472,901
                                                                                             ------------------  -------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        188,579,205         529,753,272
                                                                                             ------------------  -------------------

  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (46,818,805)       (201,150,300)
    Distributions from net realized capital gains..........................................        (20,089,244)       (284,059,981)
                                                                                             ------------------  -------------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (66,908,049)       (485,210,281)
                                                                                             ------------------  -------------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,248,155 and 4,155,780 shares, respectively]......................         34,303,551          64,306,807
    Capital stock issued in reinvestment of dividends and distributions [4,355,993 and
     32,017,520 shares, respectively]......................................................         66,908,049         485,210,281
    Capital stock repurchased [(24,748,737) and (34,980,138) shares, respectively].........       (378,545,027)       (542,332,348)
                                                                                             ------------------  -------------------

    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................       (277,333,427)          7,184,740
                                                                                             ------------------  -------------------

  TOTAL INCREASE (DECREASE)
  IN NET ASSETS............................................................................       (155,662,271)         51,727,731
  NET ASSETS:
    Beginning of period....................................................................      4,795,959,770       4,744,232,039
                                                                                             ------------------  -------------------

    End of period(a).......................................................................   $  4,640,297,499     $ 4,795,959,770
                                                                                             ------------------  -------------------

                                                                                             ------------------  -------------------

    (a) Includes undistributed net investment income of:...................................   $     47,567,932     $            --
                                                                                             ------------------  -------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1999

  ASSETS
    Investments, at value (cost:
      $5,375,155,909)..........................  $5,814,648,192
    Cash.......................................          84,577
    Receivable for investments sold............      42,422,053
    Interest and dividends receivable..........      30,364,381
    Due from Broker-Variation Margin...........       3,223,625
    Receivable for securities lending, net.....       1,197,085
    Receivable for capital stock sold..........         107,304
                                                 --------------
      Total Assets.............................   5,892,047,217
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........     443,760,222
    Payable for investments purchased..........      50,246,584
    Payable to investment advisor..............       8,123,005
    Securities lending rebate payable..........       2,262,792
    Payable for capital stock repurchased......       1,950,175
    Accrued expenses...........................         530,379
                                                 --------------
      Total Liabilities........................     506,873,157
                                                 --------------
  NET ASSETS...................................  $5,385,174,060
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $.01 par value..........  $    3,085,491
      Paid-in capital, in excess of par........   4,802,034,302
                                                 --------------
                                                  4,805,119,793
    Undistributed net investment income........      83,838,361
    Accumulated net realized gain on
      investments..............................      60,414,368
    Net unrealized appreciation on
      investments..............................     435,801,538
                                                 --------------
    Net assets at June 30, 1999................  $5,385,174,060
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      308,549,113 shares outstanding common
      stock (authorized 370,000,000 shares)....  $        17.45
                                                 --------------
                                                 --------------


STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1999

  INVESTMENT INCOME
    Interest...................................  $    75,435,897
    Dividends (net of $495,226 foreign
      withholding).............................       24,361,214
    Income from securities loaned, net.........          729,817
                                                 ---------------
                                                     100,526,928
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       16,091,896
    Shareholder's reports......................          299,000
    Custodian expense..........................          144,000
    Accounting expense.........................           67,000
    Audit expense..............................           31,000
    Transfer agent's fees and expenses.........            3,500
    Directors' fees............................            1,500
    Miscellaneous expenses.....................           20,392
                                                 ---------------
      Total expenses...........................       16,658,288
    Less: custodian fee credit.................          (38,171)
                                                 ---------------
    Net expenses...............................       16,620,117
                                                 ---------------
  NET INVESTMENT INCOME........................       83,906,811
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       59,114,365
      Futures contracts........................       18,244,372
                                                 ---------------
                                                      77,358,737
                                                 ---------------
    Net change in unrealized appreciation:
      Investments..............................      172,656,432
      Futures contracts........................       11,431,193
                                                 ---------------
                                                     184,087,625
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      261,446,362
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   345,353,173
                                                 ---------------
                                                 ---------------


STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1999      DECEMBER 31, 1998
                                                                                             ------------------  -------------------

  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     83,906,811     $   177,588,088
    Net realized gain on investments.......................................................         77,358,737         513,883,914
    Net change in unrealized appreciation on investments...................................        184,087,625        (167,145,159)
                                                                                             ------------------  -------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        345,353,173         524,326,843
                                                                                             ------------------  -------------------

  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................           (239,006)       (178,186,396)
    Distributions from net realized capital gains..........................................        (60,930,102)       (552,345,875)
                                                                                             ------------------  -------------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (61,169,108)       (730,532,271)
                                                                                             ------------------  -------------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,827,460 and 4,188,120 shares, respectively]......................         29,615,192          74,668,669
    Capital stock issued in reinvestment of dividends and distributions [3,554,343 and
     43,615,212 shares, respectively]......................................................         62,545,734         730,532,271
    Capital stock repurchased [(23,550,870) and (38,796,213) shares, respectively].........       (401,152,319)       (679,156,218)
                                                                                             ------------------  -------------------

    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........       (308,991,393)        126,044,722
                                                                                             ------------------  -------------------

  TOTAL DECREASE IN NET ASSETS.............................................................        (24,807,328)        (80,160,706)
  NET ASSETS:
    Beginning of period....................................................................      5,409,981,388       5,490,142,094
                                                                                             ------------------  -------------------

    End of period (a)......................................................................   $  5,385,174,060     $ 5,409,981,388
                                                                                             ------------------  -------------------

                                                                                             ------------------  -------------------

    (a) Includes undistributed net investment income of:...................................   $     83,838,361     $       170,556
                                                                                             ------------------  -------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO
June 30, 1999 (UNAUDITED)

LONG-TERM INVESTMENTS -- 92.4%                                    PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 52.9%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.8%
  Lockheed Martin Corp.,
    6.85%, 05/15/01...............................       A3       $   1,900  $    1,919,741
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1         34,900      34,784,481
                                                                             --------------
                                                                                 36,704,222
                                                                             --------------
AIRLINES -- 2.9%
  Continental Airlines, Inc.,
    7.461%, 04/01/15..............................      Aa3          11,691      11,848,390
    8.00%, 12/15/05...............................      Ba2           4,270       4,075,886
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         14,000      16,608,480
    10.375%, 02/01/11.............................      Ba1          22,905      27,689,396
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         46,865      52,928,862
    11.21%, 05/01/14..............................      Baa3         18,433      23,595,346
                                                                             --------------
                                                                                136,746,360
                                                                             --------------
ASSET-BACKED SECURITIES -- 3.9%
  California Infrastructure SCE-1, Ser. 1997-1,
    6.14%, 03/25/02...............................      Aaa           3,356       3,361,061
    6.17%, 03/25/03...............................      Aaa           6,000       6,011,220
    6.28%, 09/25/05...............................      Aaa           7,000       6,964,720
  Chase Manhattan Credit Master Trust, Ser.
    1996-3,
    7.04%, 02/15/05...............................      Aaa          15,000      15,201,450
  Citibank Credit Card Master Trust I, (c)
    6.10%, 05/15/08...............................      Aaa          56,500      55,319,150
  MBNA Master Card Trust, Ser. 1999-B,
    5.90%, 08/15/11...............................      Aaa          41,400      39,044,193
  Peco Energy Transition Trust, Ser. 1999-A,
    5.63%, 03/01/05...............................      Aaa          28,000      27,445,320
    5.80%, 03/01/07...............................      Aaa          14,500      13,963,065
  Standard Credit Card Master Trust, Ser. 1993-2,
    5.95%, 10/07/04...............................      Aaa           4,650       4,555,512
  Team Fleet Financing Corp., Ser. 1997-1,
    7.35%, 05/15/03...............................      Aa2          11,000      11,046,406
                                                                             --------------
                                                                                182,912,097
                                                                             --------------
AUTO-CARS & TRUCKS -- 1.7%
  Ford Motor Co.,
    6.375%, 02/01/29..............................       A1          16,000      13,889,440
  Lear Corp.,
    7.96%, 05/15/05...............................      Ba1          15,000      14,512,500
  TRW, Inc.,
    6.45%, 06/15/01...............................      Baa1         50,300      50,347,156
                                                                             --------------
                                                                                 78,749,096
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.4%
  Bank of Nova Scotia, (Canada),
    6.50%, 07/15/07...............................       A1           7,200       7,150,500

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Bayerische Landesbank Girozentrale, (Germany),
    (c)
    5.875%, 12/01/08..............................      Aaa       $  22,000  $   20,414,020
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,130,750
    7.08%, 10/30/01...............................      Baa3         19,000      19,167,010
  Deutsche Bank,
    7.872%, 12/29/49..............................       A1           3,300       3,194,796
  HSBC Holding PLC,
    7.50%, 07/15/09...............................       A2          12,100      12,224,993
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1         10,000      10,023,000
  Key Bank,
    5.80%, 04/01/04...............................      Aa3          30,000      29,025,600
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      13,912,080
  Okobank, (Finland),
    6.561%, 09/27/49..............................       A3           6,250       6,231,250
    7.325%, 10/29/49..............................       NR           9,000       9,000,000
    7.70%, 10/29/49...............................       NR           3,500       3,500,000
                                                                             --------------
                                                                                158,973,999
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  British Sky Broadcasting, Inc.,
    6.875%, 02/23/09..............................      Baa2         17,200      15,691,732
  Cable & Wire Communications PLC, (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1          4,200       4,042,962
  CSC Holdings, Inc.,
    7.25%, 07/15/08...............................      Ba2           7,600       7,240,520
    7.875%, 12/15/07..............................      Ba2           6,200       6,154,368
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1          12,000      12,034,680
    8.25%, 01/15/03...............................      Baa3          2,000       2,118,920
    9.25%, 04/15/02...............................      Baa3          9,500      10,221,810
    9.875%, 06/15/22..............................      Baa3         12,900      16,454,853
                                                                             --------------
                                                                                 73,959,845
                                                                             --------------
CHEMICALS -- 0.6%
  ICI Wilmington Inc.,
    9.50%, 11/15/00...............................      Baa1          8,000       8,331,120
  Lyondell Chemical Co.,
    9.625%, 05/01/07..............................      Ba3           6,200       6,339,500
  Rohm & Haas Co.,
    6.95%, 07/15/04...............................       A3           4,000       3,999,040
    6.95%, 07/15/04...............................       A3           6,100       6,088,593
    7.85%, 07/15/29...............................       A3           5,200       5,196,204
                                                                             --------------
                                                                                 29,954,457
                                                                             --------------
COMPUTERS -- 0.1%
  International Business Machine Corp.,
    5.625%, 04/12/04..............................       A1           6,000       5,766,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSULTING -- 1.1%
  Comdisco, Inc., M.T.N.,
    6.00%, 01/30/02...............................      Baa1      $  30,000  $   29,579,400
    6.375%, 11/30/01..............................      Baa1         21,500      21,443,025
                                                                             --------------
                                                                                 51,022,425
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          26,000      24,995,880
    7.50%, 05/15/10...............................      Ba1             800         760,904
                                                                             --------------
                                                                                 25,756,784
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Cox Enterprises, Inc., (c)
    6.625%, 06/14/02..............................      Baa1          7,200       7,195,176
  Seagram (J.) & Sons,
    5.79%, 04/15/01...............................      Baa3         22,800      22,505,880
  Tyco International Group, SA,
    6.125%, 06/15/01..............................      Baa1         17,725      17,631,235
    6.875%, 01/15/29..............................      Baa1          3,000       2,758,470
                                                                             --------------
                                                                                 50,090,761
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 (a)...........................      Baa2         16,780      16,486,350
                                                                             --------------
FINANCIAL SERVICES -- 11.4%
  Advanta Corp., M.T.N.,
    7.50%, 08/28/00...............................      Ba2          35,000      34,438,250
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       8,602,000
  BCH Financial Services,
    5.496%, 04/28/05..............................       A3          10,000       9,982,100
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      20,045,000
  Capital One Financial Corp.,
    7.25%, 05/01/06...............................      Ba1           9,300       9,009,375
  CIT Group Inc.,
    5.80%, 03/26/02...............................      Aa3          16,000      15,754,720
  CoMed Transitional Funding Trust,
    5.44%, 03/25/07...............................      Aaa          24,820      23,718,488
  Conseco, Inc.,
    7.60%, 06/21/01...............................      Ba1           7,000       7,019,670
    8.70%, 11/15/26...............................      Ba2           2,422       2,170,427
    8.796%, 04/01/27..............................      Ba2           4,170       3,773,433
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,423,392
  Dresdner Funding Trust,
    8.15%, 06/30/31...............................      Aa2          18,200      17,528,784
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3          9,000       8,953,200
    6.95%, 03/01/04...............................      Baa2         17,500      17,253,250
    7.50%, 06/15/03...............................      Baa3          5,000       5,021,500
  Finova Capital Corp.,
    6.125%, 03/15/04..............................      Baa1         21,000      20,501,250
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       8,826,210

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  FMR Corp.,
    7.57%, 06/15/29...............................      Aa3       $     450  $      448,380
  General Motors Acceptance Corp.,
    5.95%, 03/14/03...............................       A2          47,000      45,895,030
  Goldman Sachs Group, L.P.,
    5.56%, 01/11/01...............................       A1           6,800       6,749,000
    7.80%, 07/15/02...............................       A1          15,985      16,528,330
  Heller Financial, Inc., (c)
    6.00%, 03/19/04...............................       A3           6,900       6,679,269
  International Lease Finance Corp.,
    5.90%, 03/12/03...............................       A1          37,500      36,639,750
  Lehman Brothers Holdings, Inc.,
    6.625%, 04/01/04..............................      Baa1         26,890      26,194,625
    6.625%, 02/05/06..............................      Baa1         10,645      10,365,037
  Marsh & McLennan Cos., Inc., (c)
    6.625%, 06/15/04..............................       A2           6,830       6,839,357
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,094,075
  Morgan Stanley Dean Witter & Co., M.T.N.,
    6.09%, 03/09/11...............................       A1          59,915      59,677,737
    6.875%, 03/01/03..............................      Aa3           3,000       3,040,500
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       5,966,160
    7.625%, 10/15/08..............................      Baa1          5,000       5,057,350
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          9,750       9,812,498
    6.75%, 02/15/03...............................      Baa1          5,000       5,021,050
    7.25%, 05/01/01...............................      Baa1          8,625       8,780,250
  Sears Roebuck Acceptance Corp.,
    6.38%, 10/07/02...............................       A2          30,650      30,484,490
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          17,346      17,295,626
                                                                             --------------
                                                                                527,589,563
                                                                             --------------
FOOD & BEVERAGE -- 0.2%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29..............................      Aa3           8,100       7,414,659
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09..............................      Baa2          3,000       2,815,950
                                                                             --------------
                                                                                 10,230,609
                                                                             --------------
FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3         17,500      17,341,625
                                                                             --------------
INDUSTRIAL -- 0.5%
  Compania Sud Americana de Vapores, SA, (Chile),
    7.375%, 12/08/03..............................      Baa           4,600       4,367,332
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................      Baa2         23,800      17,255,000
                                                                             --------------
                                                                                 21,622,332
                                                                             --------------
LEISURE & TOURISM -- 0.6%
  Carnival Corp.,
    5.65%, 10/15/00...............................       A2           5,000       4,968,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
LEISURE & TOURISM (CONT'D.)
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2      $   5,253  $    5,136,541
    6.75%, 11/15/03...............................      Baa2         21,500      20,164,420
                                                                             --------------
                                                                                 30,269,661
                                                                             --------------
MEDIA -- 0.5%
  Liberty Media Group,
    7.875%, 07/15/09..............................      Baa3          3,200       3,180,928
    8.50%, 07/15/29...............................      Baa3          3,600       3,590,172
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,565,900
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1           1,500       1,572,240
  United News & Media PLC,
    7.25%, 07/01/04...............................      Baa2          6,950       6,886,755
                                                                             --------------
                                                                                 21,795,995
                                                                             --------------
OIL & GAS -- 0.5%
  Atlantic Richfield Co.,
    5.55%, 04/15/03...............................       A2          11,300      11,055,920
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       3,936,080
  Conoco Inc.,
    5.90%, 04/15/04...............................       A3           6,500       6,342,570
                                                                             --------------
                                                                                 21,334,570
                                                                             --------------
OIL & GAS SERVICES -- 1.0%
  KN Energy Inc.,
    6.30%, 03/01/21...............................      Baa2         27,550      27,455,228
    6.45%, 11/30/01...............................      Baa2         11,950      11,969,120
    6.45%, 03/01/03...............................      Baa2          6,050       5,951,385
                                                                             --------------
                                                                                 45,375,733
                                                                             --------------
RAILROADS -- 0.3%
  Norfolk Southern Corp.,
    6.875%, 05/01/01..............................      Baa1         16,000      16,157,760
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 3.2%
  Camden Property Trust,
    7.23%, 10/30/00...............................      Baa2         22,000      22,024,200
  Duke Realty L.P.,
    7.30%, 06/30/03...............................      Baa2          6,250       6,295,000
  EOP Operating, L.P.,
    6.375%, 01/15/02..............................      Baa1          7,000       6,910,260
    6.50%, 06/15/04...............................      Baa1          6,000       5,760,600
    6.625%, 02/15/05..............................      Baa          17,938      17,302,636
  ERP Operating, L.P.,
    6.15%, 09/15/00...............................       A3          45,000      44,707,500
    6.63%, 04/13/15...............................       A3          13,400      12,929,124
    7.10%, 06/23/04...............................       A3           3,250       3,252,308
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,240,000
  Hanson Overseas B.V.,
    7.375%, 01/15/03..............................       A3           5,400       5,488,668
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,804,375
                                                                             --------------
                                                                                148,714,671
                                                                             --------------
RETAIL -- 2.3%
  Dayton-Hudson Corp.,
    6.40%, 02/15/03...............................       A3           8,250       8,211,638

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
RETAIL (CONT'D.)
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1       $  25,850  $   27,038,066
    8.50%, 06/15/03...............................      Ba1          22,400      23,714,656
  Kroger Co.,
    6.34%, 06/01/01...............................      Baa3         13,950      13,832,297
    7.25%, 06/01/09...............................      Baa3          8,200       8,164,125
    7.70%, 06/01/29 (b)...........................      Baa3          2,950       2,920,500
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       4,983,550
  Safeway Stores Inc.,
    5.75%, 11/15/00...............................      Baa2          6,000       5,966,280
    6.05%, 11/15/03...............................      Baa2         12,000      11,742,600
                                                                             --------------
                                                                                106,573,712
                                                                             --------------
TELECOMMUNICATIONS -- 3.7%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          22,550      22,876,750
    7.60%, 04/01/09...............................      Ba1           7,000       7,267,050
  Airtouch Communications, Inc.,
    7.00%, 10/01/03...............................      Baa2          8,200       8,350,962
  Cox Communications, Inc.,
    6.94%, 10/01/01...............................      Baa2          4,000       4,030,840
  Electric Lightwave, Inc.,
    6.05%, 05/15/04...............................       A2           4,700       4,544,148
  Lucent Technologies, Inc.,
    6.45%, 03/15/29...............................       A2          15,500      14,021,455
  MCI Worldcom Inc.,
    6.125%, 04/15/12..............................      Baa2         10,800      10,728,288
    7.55%, 04/01/04...............................      Ba1           9,535       9,868,820
  Sprint Capital Corp.,
    5.70%, 11/15/03...............................      Baa1         11,000      10,542,070
    6.125%, 11/15/08..............................      Baa1         25,000      23,072,250
  Telecom De Puerto Rico,
    6.65%, 05/15/06...............................      Baa2         15,000      14,566,050
    6.80%, 05/15/09...............................      Baa2         12,500      12,007,875
  Worldcom Inc.,
    6.125%, 08/15/01..............................      Baa2         14,200      14,155,128
    6.95%, 08/15/28...............................      Baa2         16,000      15,167,200
                                                                             --------------
                                                                                171,198,886
                                                                             --------------
UTILITIES -- 1.0%
  CINergy Corp.,
    6.125%, 04/15/04..............................      Baa2         10,000       9,673,500
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,358,260
  Edison Mission Energy,
    7.73%, 06/15/09...............................       A3           6,900       6,971,484
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba2          10,000      10,244,700
  Pennsylvania Electric Co.,
    5.75%, 04/01/04...............................       A2           5,100       4,944,756
                                                                             --------------
                                                                                 46,192,700
                                                                             --------------
WASTE MANAGEMENT -- 0.4%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         18,000      17,892,180
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 7.4%
  United States Treasury Bonds,
    5.25%, 11/15/28...............................                $ 157,395  $  139,516,502
    8.125%, 05/15/21..............................                   64,400      78,426,964
  United States Treasury Notes,
    4.75%, 02/15/04...............................                    3,600       3,462,732
    4.75%, 11/15/08...............................                   55,500      50,964,540
    5.25%, 05/15/04...............................                    2,120       2,083,239
    5.50%, 05/15/09...............................                   40,320      39,387,398
    5.875%, 11/15/05 (b)..........................                    1,800       1,800,000
    6.50%, 05/15/05...............................                    4,700       4,843,914
    7.50%, 02/15/05...............................                   21,700      23,361,352
                                                                             --------------
                                                                                343,846,641
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.3%
  Quebec Province, (Canada),
    7.50%, 07/15/23...............................       A1           8,700       8,844,942
  Republic Of Columbia, (Columbia),
    9.75%, 04/23/09...............................      Baa3          6,200       5,115,000
  Republic of Panama, (Panama),
    4.00%, 07/17/14...............................      Ba1          12,500       9,390,625
  Republic Of Philippines, (Philippines),
    8.875%, 04/15/08..............................      Ba1           7,600       7,395,104
  Republic of Poland, (Poland),
    4.00%, 10/27/24...............................      Baa3          8,500       5,482,500
  United Mexican States, (Mexico),
    10.375%, 02/17/09.............................       NR          25,400      25,476,200
                                                                             --------------
                                                                                 61,704,371
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,496,469,893)....................................................   2,454,963,405
                                                                             --------------

COMMON STOCKS -- 38.7%                                 SHARES
                                                    -------------
AEROSPACE -- 0.7%
  AlliedSignal, Inc...............................         72,300       4,554,900
  Boeing Co.......................................        122,100       5,395,294
  GenCorp, Inc....................................         98,400       2,484,600
  General Dynamics Corp...........................         17,300       1,185,050
  Goodrich (B.F.) Co..............................          8,300         352,750
  Litton Industries, Inc. (b).....................         77,600       5,567,800
  Lockheed Martin Corp............................         52,700       1,963,075
  Northrop Grumman Corp...........................          8,000         530,500
  Parker-Hannifin Corp............................         56,825       2,599,744
  Raytheon Co. (Class "B" Stock)..................         42,900       3,019,087
  United Technologies Corp........................         60,200       4,315,587
                                                                   --------------
                                                                       31,968,387
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
AIRLINES -- 0.4%
  AMR Corp. (b)...................................        177,400  $   12,107,550
  Delta Air Lines, Inc............................         17,500       1,008,437
  Southwest Airlines Co...........................         42,700       1,329,037
  US Airways Group, Inc. (b)......................        124,500       5,423,531
                                                                   --------------
                                                                       19,868,555
                                                                   --------------
APPAREL -- 0.1%
  Fruit Of The Loom, Inc. (Class "A" Stock) (b)...         84,100         819,975
  Nike, Inc. (Class "B" Stock)....................         36,800       2,329,900
  Reebok International Ltd........................          8,800         163,900
                                                                   --------------
                                                                        3,313,775
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Cummins Engine Co., Inc.........................          6,000         342,750
  Dana Corp.......................................         21,900       1,008,769
  Delphi Automotive Systems Corp. (b).............        132,252       2,454,928
  Ford Motor Co...................................        214,500      12,105,844
  General Motors Corp.............................        183,500      12,111,000
  Genuine Parts Co................................         23,200         812,000
  MascoTech, Inc..................................         94,400       1,598,900
  Midas, Inc......................................         22,100         627,087
  Navistar International Corp. (b)................          7,200         360,000
  PACCAR, Inc.....................................          9,400         501,725
  Titan International, Inc........................        101,250       1,202,344
  TRW, Inc........................................         16,300         894,462
                                                                   --------------
                                                                       34,019,809
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.1%
  AmSouth Bancorporation..........................         24,000         556,500
  Banc One Corp...................................        153,072       9,117,351
  Bank of New York Co., Inc.......................         97,800       3,588,037
  BankAmerica Corp................................        225,261      16,514,447
  BankBoston Corp.................................         39,000       1,993,875
  BB&T Corp.......................................         40,600       1,489,512
  Chase Manhattan Corp............................        110,100       9,537,412
  Comerica, Inc...................................         20,000       1,188,750
  First Union Corp................................        129,000       6,063,000
  Firstar Corp....................................         90,000       2,520,000
  Fleet Financial Group, Inc......................         74,000       3,283,750
  Golden West Financial Corp......................          7,300         715,400
  Huntington Bancshares, Inc......................         28,600       1,001,000
  KeyCorp.........................................         59,400       1,908,225
  Mellon Bank Corp................................         66,800       2,429,850
  Mercantile Bancorporation, Inc..................         20,200       1,153,925
  Morgan (J.P.) & Co., Inc........................         22,800       3,203,400
  National City Corp..............................         41,900       2,744,450
  Northern Trust Corp.............................         14,300       1,387,100
  PNC Bank Corp...................................         39,200       2,258,900
  Providian Financial Corp........................         18,950       1,771,825
  Regions Financial Corp..........................         30,000       1,153,125
  Republic New York Corp..........................         14,000         954,625
  SouthTrust Corp.................................         20,000         767,500
  Summit Bancorp..................................         23,800         995,137
  Suntrust Banks, Inc.............................         40,900       2,839,994
  Synovus Financial Corp..........................         35,250         700,594
  U.S. Bancorp....................................         94,900       3,226,600
  Union Planters Corp.............................         17,000         759,687

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Wachovia Corp...................................         25,700  $    2,198,956
  Wells Fargo & Co................................        214,000       9,148,500
                                                                   --------------
                                                                       97,171,427
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         19,600         699,475
  Omnicom Group, Inc..............................         21,400       1,712,000
                                                                   --------------
                                                                        2,411,475
                                                                   --------------
CHEMICALS -- 0.8%
  Air Products & Chemicals, Inc...................         28,800       1,159,200
  Dow Chemical Co.................................         29,300       3,717,437
  Du Pont (E.I.) de Nemours & Co..................        146,500      10,007,781
  Eastman Chemical Co.............................          9,300         481,275
  Engelhard Corp..................................         22,600         511,325
  Ferro Corp......................................        134,900       3,709,750
  FMC Corp. (b)...................................          4,900         334,731
  Grace (W.R.) & Co...............................         11,600         213,150
  Great Lakes Chemical Corp.......................          6,400         294,800
  Hercules, Inc...................................         15,100         593,619
  Lyondell Chemical Co............................         81,700       1,685,062
  Millennium Chemicals, Inc. (b)..................        146,527       3,452,542
  Monsanto Co.....................................         80,300       3,166,831
  Nalco Chemical Co...............................         10,400         539,500
  OM Group, Inc...................................         63,300       2,183,850
  Praxair, Inc....................................         20,700       1,013,006
  Raychem Corp....................................         11,300         418,100
  Rohm & Haas Co..................................         29,511       1,265,286
  Sigma-Aldrich Corp..............................         12,700         437,356
  Union Carbide Corp..............................         16,700         814,125
                                                                   --------------
                                                                       35,998,726
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (b)...............................         96,500       1,978,250
  Deluxe Corp.....................................          8,600         334,862
                                                                   --------------
                                                                        2,313,112
                                                                   --------------
COMPUTER SERVICES -- 3.0%
  3Com Corp. (b)..................................         48,500       1,294,344
  Adobe Systems, Inc..............................          7,300         599,741
  America Online, Inc. (b)........................        138,700      15,326,350
  Autodesk, Inc...................................          7,300         215,806
  Automatic Data Processing, Inc..................         80,000       3,520,000
  BMC Software, Inc. (b)..........................         30,700       1,657,800
  Cabletron Systems, Inc. (b).....................         24,800         322,400
  Ceridian Corp. (b)..............................         20,600         673,362
  Cisco Systems, Inc. (b).........................        411,000      26,509,500
  Computer Associates International, Inc..........         70,500       3,877,500
  Computer Sciences Corp. (b).....................         20,000       1,383,750
  Compuware Corp. (a).............................         48,000       1,527,000
  Electronic Data Systems Corp....................         64,900       3,670,906
  EMC Corp. (b)...................................        130,600       7,183,000
  First Data Corp.................................         56,200       2,750,287
  Microsoft Corp. (b).............................        660,900      59,604,919
  Novell, Inc. (b)................................         41,900       1,110,350
  Oracle Corp. (b)................................        187,400       6,957,225
  Parametric Technology Corp. (b).................         40,200         557,775
  Peoplesoft, Inc.................................         30,000         517,500
  Silicon Graphics, Inc. (b)......................         20,600         337,325
  Unisys Corp.....................................         34,400       1,339,450
                                                                   --------------
                                                                      140,936,290
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTERS -- 1.5%
  Apple Computer, Inc. (b)........................         17,800  $      824,362
  Compaq Computer Corp............................        219,589       5,201,514
  Data General Corp. (b)..........................          7,600         110,675
  Dell Computer Corp. (b).........................        331,200      12,254,400
  Gateway 2000, Inc. (b)..........................         20,600       1,215,400
  Hewlett-Packard Co..............................        132,100      13,276,050
  International Business Machines Corp............        238,200      30,787,350
  Networking Appliance, Inc. (b)..................          2,000         111,750
  Seagate Technology, Inc. (b)....................         33,200         850,750
  Sun Microsystems, Inc. (b)......................        100,300       6,908,162
                                                                   --------------
                                                                       71,540,413
                                                                   --------------
CONSTRUCTION -- 0.2%
  Centex Corp.....................................          9,300         349,331
  Fluor Corp......................................          9,400         380,700
  Foster Wheeler Corp.............................          6,400          90,400
  Giant Cement Holdings, Inc. (b).................         58,100       1,329,037
  Oakwood Homes Corp..............................        139,300       1,828,312
  Pulte Corp......................................          6,600         152,212
  Standard Pacific Corp...........................        154,000       1,992,375
  Webb (Del E.) Corp..............................        140,300       3,349,662
                                                                   --------------
                                                                        9,472,029
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp.......................................          4,700         198,575
  Bemis Co., Inc..................................          8,300         329,925
  Crown Cork & Seal Co., Inc......................         15,100         430,350
  Owens-Illinois, Inc. (b)........................         76,600       2,503,862
  Sealed Air Corp.................................         10,100         655,237
                                                                   --------------
                                                                        4,117,949
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B" Stock)............          5,900         157,087
  Avon Products, Inc..............................         34,700       1,925,850
  Colgate-Palmolive Co............................         38,900       3,841,375
  Gillette Co.....................................        144,400       5,920,400
  International Flavors & Fragrances, Inc.........         13,600         603,500
  Procter & Gamble Co.............................        172,800      15,422,400
                                                                   --------------
                                                                       27,870,612
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.5%
  Eastman Kodak Co................................         78,100       5,291,275
  Philip Morris Co., Inc..........................        424,400      17,055,575
                                                                   --------------
                                                                       22,346,850
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         14,700         887,512
  Pitney Bowes, Inc...............................         37,000       2,377,250
  Xerox Corp......................................         85,400       5,043,937
                                                                   --------------
                                                                        8,308,699
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.1%
  ConAgra, Inc....................................         65,000       1,730,625
  Fortune Brands, Inc.............................         22,300         922,662
  General Electric Capital Corp...................        425,600      48,092,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS (CONT'D.)
  Kansas City Southern Industries, Inc............         13,300  $      848,706
  Tomkins PLC, ADR, (United Kingdom)..............         83,300       1,520,225
                                                                   --------------
                                                                       53,115,018
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.3%
  Abbott Laboratories.............................        197,500       8,986,250
  Allergan, Inc...................................          8,500         943,500
  ALZA Corp. (b)..................................         11,500         585,062
  American Home Products Corp.....................        171,600       9,867,000
  Amgen, Inc. (b).................................         66,300       4,036,012
  Bard (C.R.), Inc................................          5,700         272,531
  Bausch & Lomb, Inc..............................          7,400         566,100
  Baxter International, Inc.......................         36,900       2,237,062
  Becton, Dickinson & Co..........................         33,800       1,014,000
  Biomet, Inc.....................................         13,700         544,575
  Boston Scientific Corp. (b).....................         51,300       2,253,994
  Bristol-Myers Squibb Co.........................        258,700      18,222,181
  Cardinal Health, Inc............................         36,700       2,353,387
  Guidant Corp....................................         39,800       2,047,212
  Johnson & Johnson...............................        175,000      17,150,000
  Lilly (Eli) & Co................................        143,100      10,249,537
  Mallinckrodt, Inc...............................         11,400         414,675
  Medtronic, Inc..................................         76,000       5,918,500
  Merck & Co., Inc................................        308,600      22,836,400
  Pfizer, Inc.....................................        168,900      18,536,775
  Pharmacia & Upjohn, Inc.........................         68,000       3,863,250
  Schering-Plough Corp............................        191,300      10,138,900
  St. Jude Medical, Inc. (b)......................          9,400         334,875
  Warner-Lambert Co...............................        106,900       7,416,187
  Watson Pharmaceuticals, Inc. (b)................         11,000         385,687
                                                                   --------------
                                                                      151,173,652
                                                                   --------------
ELECTRONICS -- 0.5%
  Applied Materials, Inc. (b).....................         48,000       3,546,000
  Belden, Inc.....................................         67,100       1,606,206
  EG&G, Inc.......................................          7,100         252,937
  Emerson Electric Co.............................         56,300       3,539,862
  Grainger (W.W.), Inc............................         12,300         661,894
  Harris Corp.....................................          8,900         348,769
  Honeywell, Inc..................................         15,900       1,842,412
  Motorola, Inc...................................         78,100       7,399,975
  Rockwell International Corp.....................         25,100       1,524,825
  Solectron Corp..................................         33,600       2,240,700
  Tektronix, Inc..................................          7,900         238,481
  Thomas & Betts Corp.............................          8,600         406,350
                                                                   --------------
                                                                       23,608,411
                                                                   --------------
FINANCIAL SERVICES -- 2.4%
  American Express Co.............................         58,900       7,664,362
  Associates First Capital Corp...................         97,144       4,304,693
  Bear Stearns Companies, Inc.....................         13,825         646,319
  Block (H.R.), Inc...............................         13,300         665,000
  Capital One Financial Corp......................         25,200       1,403,325
  Citigroup, Inc..................................        516,150      24,517,125
  Countrywide Credit Industries, Inc..............         14,600         624,150
  Dun & Bradstreet Corp...........................         22,600         800,887
  Federal Home Loan Mortgage Corp.................         88,300       5,121,400
  Federal National Mortgage Association...........        135,000       9,230,625


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Fifth Third Bancorp.............................         35,200  $    2,343,000
  Franklin Resource, Inc..........................         32,900       1,336,562
  Goldman Sachs Group, Inc. (b)...................         13,200         953,700
  Household International, Inc....................         61,952       2,934,976
  Lehman Brothers Holdings, Inc...................        185,900      11,572,275
  MBNA Corp.......................................        105,750       3,238,594
  Merrill Lynch & Co., Inc........................        103,900       8,305,506
  Morgan Stanley Dean Witter & Co.................        129,190      13,241,975
  PaineWebber Group, Inc..........................         13,000         607,750
  Paychex, Inc....................................         34,500       1,099,687
  Schwab (Charles) Corp. (b)......................         52,200       5,735,475
  SLM Holding Corp................................         21,400         980,387
  State Street Corp...............................         21,400       1,827,025
  Transamerica Corp...............................         15,600       1,170,000
  Washington Mutual, Inc..........................         77,178       2,730,172
                                                                   --------------
                                                                      113,054,970
                                                                   --------------
FOOD & BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc...................         62,200       4,412,312
  Archer-Daniels-Midland Co.......................         75,275       1,162,058
  Bestfoods.......................................         36,400       1,801,800
  Brown-Forman Corp. (Class "B" Stock)............          8,700         567,131
  Campbell Soup Co................................         57,500       2,666,562
  Coca Cola Enterprises, Inc......................         53,800       1,600,550
  Coca-Cola Co....................................        320,900      20,056,250
  Coors (Adolph) Co. (Class "B" Stock)............          4,800         237,600
  General Mills, Inc..............................         21,100       1,695,912
  Heinz (H.J.) & Co...............................         46,500       2,330,812
  Hershey Foods Corp..............................         18,300       1,086,562
  Kellogg Co......................................         52,000       1,716,000
  Nabisco Group Holdings Corp.....................        324,400       6,346,075
  PepsiCo, Inc....................................        191,000       7,389,312
  Pioneer Hi-Bred International, Inc..............         32,200       1,253,787
  Quaker Oats Co..................................         17,600       1,168,200
  Ralston-Ralston Purina Group....................         43,400       1,320,987
  Sara Lee Corp...................................        118,700       2,693,006
  Seagram Co., Ltd................................         52,800       2,659,800
  Sysco Corp......................................         41,900       1,249,144
  Whitman Corp....................................        132,800       2,390,400
  Wrigley (William) Jr. Co........................         15,000       1,350,000
                                                                   --------------
                                                                       67,154,260
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp..............................        152,000       6,517,000
  Champion International Corp.....................        106,400       5,093,900
  Fort James Corp.................................         28,200       1,068,075
  Georgia-Pacific Corp............................         57,400       2,719,325
  International Paper Co..........................         54,121       2,733,110
  Louisiana-Pacific Corp..........................        188,700       4,481,625
  Mead Corp.......................................        107,900       4,504,825
  Potlatch Corp...................................          4,500         197,719
  Temple-Inland, Inc..............................          6,600         450,450
  Westvaco Corp...................................         13,000         377,000
  Weyerhaeuser Co.................................         26,500       1,821,875
  Willamette Industries, Inc......................         82,700       3,809,369
                                                                   --------------
                                                                       33,774,273
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         10,300         645,681
  Consolidated Natural Gas Co.....................         12,500         759,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
GAS PIPELINES (CONT'D.)
  Peoples Energy Corp.............................          5,500  $      207,281
  Sempra Energy...................................         33,699         762,440
  Sonat, Inc......................................         13,100         433,937
  Williams Companies, Inc.........................         54,400       2,315,400
                                                                   --------------
                                                                        5,124,114
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
  Columbia/HCA Healthcare Corp....................        284,100       6,481,031
  HEALTHSOUTH Corp. (b)...........................         51,600         770,775
  Humana, Inc. (b)................................        197,200       2,551,275
  IMS Health, Inc.................................         42,700       1,334,375
  LifePoint Hospitals, Inc. (b)...................         10,552         141,792
  Manor Care, Inc.................................         13,000         314,437
  McKesson HBOC, Inc..............................         35,530       1,141,401
  Service Corp. International.....................         39,400         758,450
  Shared Medical Systems Corp.....................          4,100         267,525
  Smith (A.O.) Corp...............................        105,450       2,952,600
  Tenet Healthcare Corp. (b)......................        230,200       4,273,088
  Triad Hospitals, Inc. (b).......................         10,552         142,452
  Wellpoint Health Networks Inc...................          6,000         509,250
                                                                   --------------
                                                                       21,638,451
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.......................................         14,900       1,591,506
  Kimberly-Clark Corp.............................         70,100       3,995,700
  Leggett & Platt, Inc............................        114,700       3,190,094
                                                                   --------------
                                                                        8,777,300
                                                                   --------------
HOUSING RELATED -- 0.6%
  Armstrong World Industries, Inc.................          4,100         237,031
  Fleetwood Enterprises, Inc......................          3,400          89,888
  Hanson, PLC, ADR, (United Kingdom)..............        309,562      13,736,814
  Kaufman & Broad Home Corp.......................          6,100         151,738
  Lowe's Companies, Inc...........................         48,200       2,732,338
  Masco Corp......................................         42,900       1,238,738
  Maytag Corp.....................................         12,400         864,125
  Newell Rubbermaid Inc...........................         36,814       1,711,851
  Owens Corning...................................        106,900       3,674,688
  Stanley Works...................................         11,000         354,063
  Tupperware Corp.................................          9,600         244,800
  Whirlpool Corp..................................          9,500         703,000
                                                                   --------------
                                                                       25,739,074
                                                                   --------------
INSTRUMENTS - CONTROLS
  Johnson Controls, Inc...........................         10,900         755,506
  PE Corp-PE Biosystems Group.....................          6,100         699,975
                                                                   --------------
                                                                        1,455,481
                                                                   --------------
INSURANCE -- 1.6%
  Aetna, Inc......................................         19,400       1,735,088
  AFLAC Inc.......................................         30,000       1,436,250
  Allstate Corp...................................        106,300       3,813,513
  American General Corp...........................         33,500       2,525,063
  American International Group, Inc...............        159,863      18,713,962
  Aon Corp........................................         32,500       1,340,625
  Berkley (W.R.) Corp.............................         42,400       1,060,000
  Chubb Corp......................................         76,000       5,282,000
  CIGNA Corp......................................         27,400       2,438,600
  Cincinnati Financial Corp.......................         21,800         818,863
  Conseco, Inc....................................         41,821       1,272,927
  Financial Security Assurance Holdings Ltd.......         34,000       1,768,000


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
INSURANCE (CONT'D.)
  Hartford Financial Services Group, Inc..........         31,500  $    1,836,844
  Jefferson-Pilot Corp............................         14,500         959,719
  Lincoln National Corp...........................         25,800       1,349,663
  Loews Corp......................................         43,700       3,457,763
  Marsh & McLennan Companies, Inc.................         33,100       2,499,050
  MBIA, Inc.......................................         13,000         841,750
  MGIC Investment Corp............................         13,900         675,888
  Progressive Corp................................         10,100       1,464,500
  Provident Companies, Inc........................         17,000         680,000
  Reinsurance Group of America, Inc...............        173,325       6,109,706
  SAFECO Corp.....................................        102,900       4,540,463
  St. Paul Companies, Inc.........................         31,900       1,014,819
  Torchmark Corp..................................        118,400       4,040,400
  Trenwick Group, Inc.............................         64,850       1,598,958
  United Healthcare Corp..........................         23,700       1,484,213
  UNUM Corp.......................................         18,500       1,012,875
                                                                   --------------
                                                                       75,771,502
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp..................................          9,000         250,875
  Carnival Corp. (Class "A" Stock)................         82,500       4,001,250
  Disney (Walt) Co................................        267,600       8,245,425
  Harrah's Entertainment, Inc. (b)................         15,800         347,600
  Hilton Hotels Corp..............................         30,300         429,881
  King World Productions, Inc.....................         11,500         400,344
  Marriott International, Inc. (Class "A"
    Stock)........................................         31,600       1,181,050
  Mirage Resorts, Inc. (b)........................         23,600         395,300
                                                                   --------------
                                                                       15,251,725
                                                                   --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp..........................          3,900         225,225
  Case Corp.......................................         96,800       4,658,500
  Caterpillar, Inc................................         46,000       2,760,000
  Commercial Intertech Corp.......................         28,300         451,031
  Cooper Industries, Inc..........................         12,800         665,600
  Deere & Co......................................         30,700       1,216,488
  Dover Corp......................................         27,900         976,500
  DT Industries, Inc..............................         35,800         328,913
  Eaton Corp......................................          9,200         846,400
  Flowserve Corp..................................         39,486         747,766
  Global Industrial Technologies, Inc. (b)........         61,400         740,638
  Ingersoll-Rand Co...............................         21,400       1,382,975
  Milacron, Inc...................................          6,300         116,550
  Paxar Corp......................................        229,925       2,069,325
  Snap-On, Inc....................................          9,500         343,781
  Timken Co.......................................          9,900         193,050
                                                                   --------------
                                                                       17,722,742
                                                                   --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc.....................         66,400       1,099,750
  Illinois Tool Works, Inc........................         32,000       2,624,000
  Tyco International Ltd..........................        106,222      10,064,535
                                                                   --------------
                                                                       13,788,285
                                                                   --------------
MEDIA -- 1.2%
  CBS Corp. (b)...................................        156,700       6,806,656
  Central Newspapers, Inc. (Class "A" Stock)......        100,000       3,762,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MEDIA (CONT'D.)
  Clear Channel Communications, Inc. (b)..........         42,300  $    2,916,056
  Comcast Corp. (Special Class "A" Stock).........         96,300       3,701,531
  Donnelley (R.R.) & Sons Co......................         18,600         689,363
  Dow Jones & Co., Inc............................         12,000         636,750
  Gannett Co., Inc................................         35,800       2,555,225
  Houghton Mifflin Co.............................         58,700       2,762,569
  Interpublic Group of Companies, Inc.............         17,800       1,541,925
  Knight-Ridder, Inc..............................         67,800       3,724,763
  Lee Enterprises, Inc............................         50,900       1,552,450
  McGraw-Hill, Inc................................         25,600       1,380,800
  Mediaone Group, Inc.............................         79,000       5,875,625
  Meredith Corp...................................          8,300         287,388
  New York Times Co. (Class "A" Stock)............         25,500         938,719
  Time Warner, Inc................................        156,700      11,517,450
  Times Mirror Co. (Class "A" Stock)..............          8,900         527,325
  Tribune Co......................................         15,000       1,306,875
  Viacom, Inc. (Class "B" Stock) (b)..............         89,800       3,951,200
                                                                   --------------
                                                                       56,435,170
                                                                   --------------
METALS - FERROUS -- 0.3%
  AK Steel Holding Corp...........................        146,900       3,305,250
  Allegheny Teledyne, Inc.........................         24,400         552,050
  Bethlehem Steel Corp. (b).......................        241,500       1,856,531
  LTV Corp........................................        204,900       1,370,269
  Material Sciences Corp. (b).....................         96,900       1,453,500
  National Steel Corp. (Class "B" Stock) (b)......         36,000         301,500
  Nucor Corp......................................         10,500         498,094
  USX-U.S. Steel Group, Inc.......................         87,600       2,365,200
  Worthington Industries, Inc.....................          9,200         151,225
                                                                   --------------
                                                                       11,853,619
                                                                   --------------
METALS - NON FERROUS -- 0.5%
  Alcan Aluminum Ltd..............................         29,500         942,156
  Alcoa, Inc......................................        327,900      20,288,813
  Cyprus Amax Minerals Co.........................         14,600         221,738
  Inco Ltd........................................         26,200         471,600
  Reynolds Metals Co..............................          8,200         483,800
                                                                   --------------
                                                                       22,408,107
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,300         118,519
  Burlington Resources, Inc.......................         23,300       1,007,725
  Homestake Mining Co.............................         33,100         271,006
  Phelps Dodge Corp...............................          7,000         433,563
                                                                   --------------
                                                                        1,830,813
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp........................................         24,000       1,395,000
  Coltec Industries, Inc..........................         43,700         947,744
  Crane Co........................................         10,800         339,525
  Danaher Corp....................................         17,400       1,011,375
  Donaldson Co., Inc..............................        109,200       2,675,400
  Ecolab, Inc.....................................         16,700         728,538
  IDEX Corp.......................................         60,100       1,975,788
  ITT Industries, Inc.............................         10,700         407,938
  Laidlaw, Inc....................................         51,500         379,813
  Mark IV Industries, Inc.........................         86,542       1,828,200

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  Millipore Corp..................................          6,800  $      275,825
  NACCO Industries, Inc. (Class "A" Stock)........          1,300          95,550
  Pall Corp.......................................         18,500         410,469
  PPG Industries, Inc.............................         22,800       1,346,625
  Textron, Inc....................................         20,400       1,679,175
  Thermo Electron Corp. (b).......................         20,900         419,306
  Trinity Industries, Inc.........................         52,200       1,748,700
  Wolverine Tube, Inc. (b)........................         37,000         929,625
  York International Corp.........................         27,000       1,155,938
                                                                   --------------
                                                                       19,750,534
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  American Greetings Corp. (Class "A" Stock)......         11,400         343,425
  Black & Decker Corp.............................         12,100         763,813
  Corning, Inc....................................         30,200       2,117,775
  Jostens, Inc....................................          6,100         128,481
  Minnesota Mining & Manufacturing Co.............         52,200       4,538,138
  Polaroid Corp...................................          7,000         193,375
  Unilever N.V., ADR, (United Kingdom)............         74,418       5,190,645
                                                                   --------------
                                                                       13,275,652
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         22,000         525,250
                                                                   --------------
OIL & GAS -- 1.9%
  Amerada Hess Corp...............................         11,100         660,450
  Anadarko Petroleum Corp.........................         15,100         555,869
  Ashland, Inc....................................         11,800         473,475
  Atlantic Richfield Co...........................         42,400       3,543,050
  Basin Exploration, Inc. (b).....................         17,400         349,088
  Cabot Oil & Gas Corp. (Class "A" Stock).........         88,600       1,650,175
  Chevron Corp....................................         84,900       8,081,419
  Coastal Corp....................................         28,600       1,144,000
  Eastern Enterprises.............................          3,200         127,200
  Enron Oil & Gas Co..............................         48,400         980,100
  Exxon Corp......................................        316,500      24,410,063
  Kerr-McGee Corp.................................         10,525         528,223
  Mobil Corp......................................        101,500      10,048,500
  Murphy Oil Corp.................................         27,600       1,347,225
  NICOR, Inc......................................          7,600         289,275
  Noble Affiliates, Inc...........................         50,900       1,434,744
  Ocean Energy Inc................................         63,700         613,113
  Phillips Petroleum Co...........................         34,500       1,735,781
  Pioneer Natural Resources Co....................        334,644       3,681,084
  Royal Dutch Petroleum Co........................        279,100      16,815,775
  Sunoco, Inc.....................................         10,100         304,894
  Texaco, Inc.....................................         69,500       4,343,750
  Union Pacific Resources Group, Inc..............         29,700         484,481
  Unocal Corp.....................................         33,300       1,319,513
  USX-Marathon Group..............................         39,900       1,299,244
  Western Gas Resources, Inc......................        103,000       1,648,000
                                                                   --------------
                                                                       87,868,491
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Elf Aquitaine SA, ADR, (France).................        124,800       9,180,600
  Occidental Petroleum Corp.......................         46,000         971,750
                                                                   --------------
                                                                       10,152,350
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp.....................................         15,000  $      585,000
  Baker Hughes, Inc...............................         43,050       1,442,175
  Enron Corp......................................         45,700       3,735,975
  Halliburton Co..................................         55,500       2,511,375
  Helmerich & Payne, Inc..........................          7,900         188,119
  McDermott International, Inc....................        403,600      11,401,700
  ONEOK, Inc......................................          4,900         155,575
  Rowan Companies, Inc. (b).......................         13,600         250,750
  Schlumberger Ltd................................         70,800       4,509,075
                                                                   --------------
                                                                       24,779,744
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd...........................         82,200       1,017,225
  Barrick Gold Corp...............................         50,600         980,375
  Battle Mountain Gold Co.........................         36,000          87,750
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         21,300         382,069
  Newmont Mining Corp.............................         24,500         486,938
  Placer Dome, Inc................................         32,700         386,269
  Stillwater Mining Co. (b).......................         75,000       2,451,563
                                                                   --------------
                                                                        5,792,189
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp...............         60,700       1,881,700
  CSX Corp........................................         27,600       1,250,625
  Norfolk Southern Corp...........................         50,200       1,512,275
  Union Pacific Corp..............................         32,500       1,895,156
                                                                   --------------
                                                                        6,539,756
                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  Crescent Real Estate Equities Co................        336,700       7,996,625
  Equity Residential Properties Trust.............         37,700       1,698,856
  Vornado Realty Trust (b)........................        185,200       6,539,875
                                                                   --------------
                                                                       16,235,356
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc.........................         18,200         396,988
  McDonald's Corp.................................        176,100       7,275,131
  Tricon Global Restaurants, Inc. (b).............         19,000       1,028,375
  Wendy's International, Inc......................         15,500         438,844
                                                                   --------------
                                                                        9,139,338
                                                                   --------------
RETAIL -- 2.6%
  Albertson's, Inc................................         56,466       2,911,528
  AutoZone, Inc. (b)..............................         19,800         596,475
  Best Buy Co., Inc. (b)..........................         10,000         675,000
  Charming Shoppes, Inc. (b)......................        811,300       4,943,859
  Circuit City Stores, Inc........................         12,900       1,199,700
  Consolidated Stores Corp........................         12,400         334,800
  Costco Companies, Inc. (b)......................         29,400       2,353,838
  CVS Corp........................................         50,400       2,557,800
  Dayton-Hudson Corp..............................         56,600       3,679,000
  Dillard's, Inc..................................         43,700       1,534,963
  Dollar General Corporation......................         28,125         815,625
  Federated Department Stores, Inc. (b)...........         26,400       1,397,550
  Great Atlantic & Pacific Tea Co., Inc...........          6,000         202,875
  Harcourt General, Inc...........................          8,000         412,500
  Home Depot, Inc.................................        191,900      12,365,556
  IKON Office Solutions, Inc......................         21,100         316,500
  J.C. Penney Co., Inc............................         35,300       1,714,256
  Kmart Corp. (b).................................        644,400      10,592,325


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Kohl's Corp. (b)................................         20,300  $    1,566,906
  Kroger Co. (b)..................................        111,246       3,107,935
  Liz Claiborne, Inc..............................         10,500         383,250
  Longs Drug Stores, Inc..........................          6,100         210,831
  May Department Stores Co........................         44,300       1,810,763
  Nordstrom, Inc..................................         20,300         680,050
  Office Depot, Inc...............................         22,500         496,406
  Pep Boys - Manny, Moe & Jack....................          8,927         193,046
  Rite Aid Corp...................................         31,400         773,225
  Safeway, Inc. (b)...............................         62,900       3,113,550
  Sears, Roebuck & Co.............................         51,000       2,272,688
  Sherwin-Williams Co.............................         21,800         604,950
  Staples, Inc. (b)...............................         59,500       1,840,781
  Supervalu, Inc..................................         13,000         333,938
  Tandy Corp......................................         27,200       1,329,400
  The Gap, Inc....................................        111,300       5,606,738
  The Limited, Inc................................        222,253      10,084,730
  TJX Companies, Inc..............................         40,600       1,352,488
  Toys 'R' Us, Inc. (b)...........................        121,600       2,515,600
  Wal-Mart Stores, Inc............................        578,800      27,927,100
  Walgreen Co.....................................        127,700       3,751,188
  Winn-Dixie Stores, Inc..........................         20,100         742,444
                                                                   --------------
                                                                      119,302,157
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         12,300         290,588
  Goodyear Tire & Rubber Co.......................         59,400       3,493,463
                                                                   --------------
                                                                        3,784,051
                                                                   --------------
SEMICONDUCTORS -- 0.8%
  Advanced Micro Devices, Inc. (b)................         22,200         400,987
  Intel Corp......................................        434,000      25,823,000
  KLA-Tencor Corp. (b)............................         10,300         668,212
  LSI Logic Corp. (b).............................         17,000         784,125
  Micron Technology, Inc..........................         33,100       1,334,344
  National Semiconductor Corp. (b)................         19,100         483,469
  Texas Instruments, Inc..........................         50,500       7,322,500
                                                                   --------------
                                                                       36,816,637
                                                                   --------------
TELECOMMUNICATIONS -- 3.6%
  Alcatel Alsthom, ADR, (France)..................        124,900       3,544,038
  Alltel Corp.....................................         35,800       2,559,700
  Ameritech Corp..................................        143,100      10,517,850
  Andrew Corp. (b)................................         13,900         263,231
  AT&T Corp.......................................        409,648      22,863,479
  Bell Atlantic Corp..............................        202,100      13,212,288
  BellSouth Corp..................................        250,800      11,756,250
  CenturyTel, Inc.................................         18,000         715,500
  Frontier Corp...................................         23,500       1,386,500
  General Instrument Corp.........................         23,200         986,000
  GTE Corp........................................        125,600       9,514,200
  Lucent Technologies, Inc........................        391,455      26,398,747
  MCI WorldCom, Inc...............................        239,614      20,666,708
  Nextel Communications, Inc. (Class "A" Stock)
    (b)...........................................         37,300       1,871,994
  Nortel Networks Corp............................         86,340       7,495,391
  SBC Communications, Inc.........................        254,600      14,766,800
  Scientific-Atlanta, Inc.........................          8,400         302,400
  Sprint Corp.....................................        115,200       6,084,000
  Sprint Corp. (PCS Group)........................         57,250       3,270,406
  Telecomunicacoes Brasileiras SA, ADR,
    (Brazil)......................................         55,900           3,494

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS (CONT'D.)
  Tellabs, Inc. (b)...............................         50,600  $    3,418,663
  US West, Inc....................................         66,960       3,933,900
  Vodafone Group, PLC, ADR, (United Kingdom)......          9,750       1,920,750
                                                                   --------------
                                                                      167,452,289
                                                                   --------------
TEXTILES
  National Service Industries, Inc................          6,700         241,200
  Pillowtex Corp. (b).............................         18,530         302,271
  Russell Corp....................................          5,700         111,150
  Springs Industries, Inc.........................          3,200         139,600
  VF Corp.........................................         15,600         666,900
                                                                   --------------
                                                                        1,461,121
                                                                   --------------
TOBACCO -- 0.1%
  RJR Nabisco Holdings, Inc.......................         94,067       2,963,121
  UST, Inc........................................         22,700         663,975
                                                                   --------------
                                                                        3,627,096
                                                                   --------------
TOYS
  Hasbro, Inc.....................................         25,500         712,406
  Mattel, Inc.....................................         47,151       1,246,555
                                                                   --------------
                                                                        1,958,961
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (b).......................         38,500       2,088,625
  Ryder System, Inc...............................          9,000         234,000
  Yellow Corp. (b)................................         43,600         773,900
                                                                   --------------
                                                                        3,096,525
                                                                   --------------
UTILITIES - ELECTRICAL & GAS -- 0.6%
  Ameren Corp.....................................         17,700         679,238
  American Electric Power Co., Inc................         26,200         984,138
  Carolina Power & Light Co.......................         20,000         856,250
  Central & South West Corp.......................         27,600         645,150
  CINergy Corp....................................         19,600         627,200
  CMS Energy Corp.................................         13,000         544,375
  Consolidated Edison, Inc........................         30,400       1,375,600
  Constellation Energy Group......................         18,400         545,100
  Dominion Resources, Inc.........................         26,600       1,152,113
  DTE Energy Co...................................         19,200         768,000
  Duke Energy Corp................................         46,200       2,512,125
  Edison International............................         45,700       1,222,475
  Entergy Corp....................................         33,100       1,034,375
  FirstEnergy Corp. (b)...........................         31,300         970,300
  Florida Progress Corp...........................          7,000         289,188
  FPL Group, Inc..................................         23,200       1,267,300
  GPU, Inc........................................         16,400         691,875
  New Century Energies, Inc.......................         15,000         582,188
  Niagara Mohawk Holdings Inc. (b)................         22,600         363,013
  Northern States Power Co........................         17,700         428,119
  Pacific Gas & Electric Co.......................         50,300       1,634,750
  PacifiCorp......................................         38,600         709,275
  PECO Energy Co..................................         25,600       1,072,000
  PP&L Resources, Inc.............................         20,200         621,150
  Public Service Enterprise Group, Inc............         28,800       1,177,200
  Reliant Energy, Inc.............................         39,100       1,080,138
  Southern Co.....................................         89,400       2,369,100
  Texas Utilities Co..............................         38,300       1,579,875
  Unicom Corp.....................................         29,800       1,149,163
                                                                   --------------
                                                                       28,930,773
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
WASTE MANAGEMENT -- 0.2%
  Browning-Ferris Industries, Inc.................         20,300  $      872,900
  Waste Management, Inc...........................        118,902       6,390,983
                                                                   --------------
                                                                        7,263,883
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,397,682,780)..........................................   1,799,087,228
                                                                   --------------

PREFERRED STOCKS -- 0.8%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp.,..................      1,225,900      31,264,588
                                                                   --------------
TELECOMMUNICATIONS -- 0.1%
  Telecomunicacoes Brasileiras SA, ADR,
    (Brazil)......................................         55,900       5,041,481
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,871,416).............................................      36,306,069
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,931,024,089)..........................................   4,290,356,702
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 17.8%                        RATING       (000)
                                                    ------------  ---------
COMMERCIAL PAPER -- 8.3%
  Abbey National Treasury Services, PLC,
    5.85%, 07/01/99...............................       NR       $   2,400       2,400,000
  BBL North America, Inc.
    5.83%, 07/11/99 (e)...........................       P1          45,000      45,000,000
  Bishop's Gate Residential
    5.80%, 07/11/99 (e)...........................       P1          33,300      33,300,000
  Caterpillar Financial Services,
    5.30%, 07/09/99...............................       P1           2,442       2,439,124
  Conoco, Inc.
    5.22%, 07/14/99 (e)...........................       P1          44,000      43,917,060
  CXC, Inc.
    5.15%, 08/20/99 (e)...........................       P1          15,000      14,892,708
  Eastman Kodak Co.,
    5.06%, 07/08/99...............................       P1           2,800       2,797,245
  Edison Asset Securitization LLC
    4.92%, 07/14/99 (e)...........................       P1          56,572      56,471,490
  Enterprise Funding Corp.
    5.18%, 08/13/99 (e)...........................       P1          25,000      24,845,319
    5.35%, 07/14/99...............................       NR           2,300       2,295,557
  Federated Department Stores, Inc.
    5.05%, 07/12/99 (e)...........................       P1          10,000       9,984,569
  Ford Motor Credit Co.
    5.02%, 08/20/99 (e)...........................       P1           3,676       3,650,370
  Fortune Brands Inc.,
    5.80%, 07/01/99...............................       NR             950         950,000
  Gateway Fuel Co.,
    5.80%, 07/01/99...............................       P1           2,400       2,400,000
  General Electric Capital Corp.,
    5.06%, 07/22/99...............................       NR           1,200       1,196,458
  General Mills Corp,
    5.12%, 07/12/99...............................       P3           1,975       1,971,910

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  General Motors Acceptance Corp.
    5.04%, 08/23/99 (e)...........................       P1       $  40,000  $   39,703,200
  Heller Financial Inc.
    5.35%, 07/08/99 (e)...........................       P1          12,500      12,486,997
  ING American Insurance Holdings, Inc.,
    5.80%, 07/01/99...............................       NR           2,400       2,400,000
  International Lease Finance,
    5.25%, 07/14/99...............................       A1           1,500       1,497,156
  Merrill Lynch & Co. Inc,
    5.27%, 07/12/99...............................       P1           1,349       1,346,828
  Morgan (J.P.) & Co., Inc.,
    5.25%, 07/13/99...............................       P3           1,400       1,397,550
  Old Line Funding Corp.,
    5.12%, 07/01/99...............................       NR           2,500       2,500,000
  Potomac Electrical Power Co.,
    5.30%, 07/07/99...............................       NR           2,600       2,597,704
  Raytheon Co.
    5.25%, 07/23/99 (e)...........................       P1          38,000      37,878,083
  Rohm & Haas Co.
    6.30%, 07/01/99 (e)...........................       P1          21,000      21,000,000
  Ryder System, Inc.
    5.08%, 07/02/99 (e)...........................       P1           4,500       4,499,365
  Sonoco Products,
    5.80%, 07/01/99...............................       P1           1,100       1,100,000
  Southern California Edison Co.,
    5.25%, 07/12/99...............................       P3           2,600       2,595,829
  Triple-A One Plus Funding Corp.,
    5.36%, 07/13/99...............................       NR           2,500       2,495,533
  Wells Fargo & Company,
    6.00%, 07/01/99...............................       P3           1,829       1,829,000
                                                                             --------------
                                                                                383,839,055
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 5.5%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,913,300
    7.25%, 08/16/99...............................      Ba2           3,000       3,000,924
  Capital One Bank,
    7.35%, 06/20/00...............................      Baa3          8,100       8,172,900
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,539,000
  Deutsche Bank AG
    5.125%, 07/01/99 (e)..........................       NR          47,485      47,485,000
  Enterprise Rent-A-Car USA Finance Co.,
    8.75%, 12/15/99...............................      Baa3          5,000       5,055,000
  General Electric Capital International Funding
    5.07%, 08/09/99 (e)...........................       NR          42,000      41,769,315
  MCI WorldCom Inc.
    5.05%, 07/07/99 (e)...........................       NR          10,632      10,623,051
    5.05%, 07/09/99 (e)...........................       NR          22,000      21,975,311
  Salomon Smith Barney Holdings, Inc.
    5.05%, 08/04/99...............................       NR          33,100      32,942,131
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,015,210
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................      Ba1           8,000       8,017,200
    7.375%, 02/15/00..............................      Ba1          40,700      41,102,930
                                                                             --------------
                                                                                256,611,272
                                                                             --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENT -- 3.9%
  Joint Repurchase Agreement Account,
    4.775%, 07/01/99 (Note 5).....................                $ 171,632  $  171,632,000
  Merrill Lynch Triparty Repurchase Agreement,
    5.10%, 07/02/99 (cost $10,000,000) (d)........       P3          10,000      10,000,000
                                                                             --------------
                                                                                181,632,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    4.545%, 09/16/99 (a)..........................                    2,400       2,376,900
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $836,873,619)......................................................     824,459,227
                                                                             --------------
TOTAL INVESTMENTS -- 110.2%
  (cost $4,767,897,708; Note 6)............................................   5,114,815,929
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (F).............................
                                                                                  1,088,075
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.2%.............................
                                                                               (475,606,505)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,640,297,499
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  NR    Not Rated by Moody's or Standard & Poor's
  N.V.  Naamloze Vennootsohap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $495,243,585, cash collateral of $500,998,202 was received with which the portfolio purchased securities.

(d) Merrill Lynch Triparty Repurchase Agreement, repurchase price $10,002,833, due 7/2/99. The value of the collateral including accrued interest was $10,201,949.

(e) Represents securities purchased with cash collateral received for securities on loan.

(f)  Open futures contracts as of June 30, 1999 are as follows:

 NUMBER OF                          EXPIRATION      VALUE AT         VALUE AT       APPRECIATION/
 CONTRACTS           TYPE              DATE        TRADE DATE      JUNE 30, 1999    DEPRECIATION
 Long Position:
    26       S&P 500 Index            Sep 99      $    8,737,450   $   8,981,050     $  243,600
   1,179     U.S. Treasury 5 yr       Sep 99      $  129,432,094   $ 128,511,000     $ (921,094)
                                                                                    -------------
                                                                                     $ (677,494)
                                                                                    -------------
                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                           FLEXIBLE MANAGED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

LONG-TERM INVESTMENTS -- 87.2%
                                                                       VALUE
COMMON STOCKS -- 53.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.2%
  AlliedSignal, Inc...............................         76,900  $    4,844,700
  Boeing Co.......................................        131,100       5,792,981
  GenCorp, Inc....................................        403,900      10,198,475
  General Dynamics Corp...........................         16,200       1,109,700
  Goodrich (B.F.) Co..............................          8,200         348,500
  Litton Industries, Inc. (a).....................        306,000      21,955,500
  Lockheed Martin Corp............................         51,600       1,922,100
  Northrop Grumman Corp...........................          8,500         563,656
  Parker-Hannifin Corp............................        191,600       8,765,700
  Raytheon Co. (Class "B" Stock)..................         45,500       3,202,062
  United Technologies Corp........................         61,600       4,415,950
                                                                   --------------
                                                                       63,119,324
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. (a)...................................        640,900      43,741,425
  Delta Air Lines, Inc............................         18,800       1,083,350
  Southwest Airlines Co...........................         44,400       1,381,950
  US Airways Group, Inc. (a)......................        476,100      20,740,107
                                                                   --------------
                                                                       66,946,832
                                                                   --------------
APPAREL -- 0.2%
  Fruit Of The Loom, Inc. (Class "A" Stock) (a)...        310,300       3,025,425
  Nike, Inc. (Class "B" Stock)....................         39,800       2,519,837
  Reebok International Ltd........................          9,100         169,487
  Titan International, Inc........................        415,700       4,936,437
                                                                   --------------
                                                                       10,651,186
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.3%
  Cummins Engine Co., Inc.........................          4,800         274,200
  Dana Corp.......................................         23,650       1,089,378
  Ford Motor Co...................................        377,300      21,293,869
  General Motors Corp.............................        491,400      32,432,400
  Genuine Parts Co. (b)...........................         24,400         854,000
  Johnson Controls, Inc...........................         11,600         804,025
  MascoTech, Inc..................................        388,000       6,571,750
  Midas, Inc......................................         90,866       2,578,323
  Navistar International Corp. (a)................          6,100         305,000
  PACCAR, Inc. (b)................................         10,000         533,750
  TRW, Inc........................................         12,800         702,400
                                                                   --------------
                                                                       67,439,095
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  AmSouth Bancorporation..........................         16,500         382,594
  Banc One Corp...................................        159,764       9,515,943
  Bank of New York Co., Inc. (b)..................        105,500       3,870,531
  BankAmerica Corp................................        231,241      16,952,856
  BankBoston Corp.................................         37,700       1,927,412
  BB&T Corp.......................................         42,400       1,555,550
  Chase Manhattan Corp............................        114,900       9,953,212
  Comerica, Inc...................................         20,700       1,230,356
  First Union Corp. (b)...........................        132,000       6,204,000
  Firstar Corp....................................         91,900       2,573,200
  Fleet Financial Group, Inc......................         75,300       3,341,437
  Golden West Financial Corp......................          7,500         735,000
  Huntington Bancshares, Inc......................         29,520       1,033,200
  KeyCorp.........................................         61,200       1,966,050
  Mellon Bank Corp................................         69,800       2,538,975
  Mercantile Bancorporation, Inc..................         21,300       1,216,762
  Morgan (J.P.) & Co., Inc........................         24,300       3,414,150
  National City Corp..............................         44,500       2,914,750
  Northern Trust Corp.............................         14,600       1,416,200
  PNC Bank Corp. (b)..............................         38,600       2,224,325
  Providian Financial Corp........................         17,900       1,673,650


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Regions Financial Corp..........................         28,100  $    1,080,094
  Republic New York Corp..........................         15,000       1,022,812
  SouthTrust Corp.................................         19,000         729,125
  Summit Bancorp (b)..............................         21,100         882,244
  Suntrust Banks, Inc.............................         41,900       2,909,431
  Synovus Financial Corp..........................         35,100         697,612
  U.S. Bancorp....................................         97,600       3,318,400
  Union Planters Corp.............................         18,000         804,375
  Wachovia Corp...................................         26,500       2,267,406
  Wells Fargo & Co................................        223,400       9,550,350
                                                                   --------------
                                                                       99,902,002
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc....................................         20,000         713,750
  Omnicom Group, Inc..............................         22,700       1,816,000
                                                                   --------------
                                                                        2,529,750
                                                                   --------------
CHEMICALS -- 1.3%
  Air Products & Chemicals, Inc...................         31,400       1,263,850
  Dow Chemical Co.................................         30,400       3,857,000
  Du Pont (E.I.) de Nemours & Co..................        153,200      10,465,475
  Eastman Chemical Co.............................          9,800         507,150
  Engelhard Corp..................................         15,600         352,950
  Ferro Corp......................................        553,650      15,225,375
  FMC Corp. (a)...................................          3,500         239,094
  Grace (W.R.) & Co...............................          8,000         147,000
  Great Lakes Chemical Corp.......................          7,700         354,681
  Hercules, Inc...................................         11,900         467,819
  Lyondell Chemical Co............................        329,000       6,785,625
  Millennium Chemicals, Inc. (a)..................        601,600      14,175,200
  Monsanto Co.....................................         86,700       3,419,231
  Nalco Chemical Co...............................          6,600         342,375
  OM Group, Inc...................................        260,300       8,980,350
  Praxair, Inc....................................         19,800         968,962
  Raychem Corp....................................          7,900         292,300
  Rohm & Haas Co..................................         27,158       1,164,399
  Sigma-Aldrich Corp..............................         11,600         399,475
  Union Carbide Corp..............................         17,700         862,875
                                                                   --------------
                                                                       70,271,186
                                                                   --------------
COMMERCIAL SERVICES
  Cendant Corp. (a)...............................        109,600       2,246,800
  Deluxe Corp.....................................          9,000         350,437
                                                                   --------------
                                                                        2,597,237
                                                                   --------------
COMPUTER SERVICES -- 2.7%
  3Com Corp. (a)..................................         45,500       1,214,281
  Adobe Systems, Inc..............................          6,600         542,231
  America Online, Inc. (a)........................        142,300      15,724,150
  Autodesk, Inc...................................          7,600         224,675
  Automatic Data Processing, Inc..................         83,000       3,652,000
  BMC Software, Inc. (a)..........................         29,200       1,576,800
  Cabletron Systems, Inc. (a).....................         25,600         332,800
  Ceridian Corp. (a)..............................         18,600         607,987
  Cisco Systems, Inc. (a).........................        422,000      27,219,000
  Computer Associates International, Inc..........         73,000       4,015,000
  Computer Sciences Corp. (a).....................         20,000       1,383,750
  Compuware Corp. (a).............................         48,000       1,527,000
  Electronic Data Systems Corp....................         66,300       3,750,094
  EMC Corp. (a)(b)................................        135,600       7,458,000
  First Data Corp.................................         58,800       2,877,525
  Microsoft Corp. (a).............................        678,400      61,183,200
  Novell, Inc. (a)................................         43,500       1,152,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Oracle Corp. (a)................................        196,950  $    7,311,769
  Parametric Technology Corp. (a).................         31,500         437,062
  Peoplesoft, Inc. (b)............................         30,000         517,500
  Silicon Graphics, Inc. (a)......................         23,400         383,175
  Unisys Corp.....................................         31,400       1,222,637
                                                                   --------------
                                                                      144,313,386
                                                                   --------------
COMPUTERS -- 1.4%
  Apple Computer, Inc. (a)(b).....................         21,300         986,456
  Compaq Computer Corp............................        225,461       5,340,607
  Data General Corp. (a)..........................          7,900         115,044
  Dell Computer Corp. (a).........................        340,000      12,580,000
  Gateway 2000, Inc. (a)..........................         20,200       1,191,800
  Hewlett-Packard Co..............................        138,300      13,899,150
  International Business Machines Corp............        242,600      31,356,050
  Networking Appliance, Inc. (a)..................          2,000         111,750
  Seagate Technology, Inc. (a)....................         28,900         740,562
  Sun Microsystems, Inc. (a)......................        104,000       7,163,000
                                                                   --------------
                                                                       73,484,419
                                                                   --------------
CONSTRUCTION -- 0.6%
  Centex Corp.....................................          9,600         360,600
  Fluor Corp......................................          9,800         396,900
  Foster Wheeler Corp.............................          6,600          93,225
  Oakwook Homes Corp..............................        572,000       7,507,500
  Pulte Corp......................................          6,900         159,131
  Standard Pacific Corp...........................        632,400       8,181,675
  Webb (Del E.) Corp..............................        576,500      13,763,937
                                                                   --------------
                                                                       30,462,968
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          4,900         207,025
  Bemis Co., Inc..................................          6,600         262,350
  Crown Cork & Seal Co., Inc......................         15,600         444,600
  Owens-Illinois, Inc. (a)........................        255,700       8,358,194
  Sealed Air Corp.................................         10,900         707,137
                                                                   --------------
                                                                        9,979,306
                                                                   --------------
COSMETICS & SOAPS -- 0.5%
  Alberto Culver Co. (Class 'B' Stock)............          6,200         165,075
  Avon Products, Inc..............................         33,300       1,848,150
  Colgate-Palmolive Co............................         39,700       3,920,375
  Gillette Co.....................................        150,100       6,154,100
  International Flavors & Fragrances, Inc.........         14,100         625,687
  Procter & Gamble Co.............................        177,400      15,832,950
                                                                   --------------
                                                                       28,546,337
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.8%
  Eastman Kodak Co................................        187,300      12,689,575
  Philip Morris Co., Inc..........................        774,200      31,113,163
                                                                   --------------
                                                                       43,802,738
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         15,000         905,625
  Pitney Bowes, Inc...............................         35,100       2,255,175
  Xerox Corp......................................         92,500       5,463,281
                                                                   --------------
                                                                        8,624,081
                                                                   --------------

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Fortune Brands, Inc.............................         24,200  $    1,001,275
  General Electric Co.............................        437,900      49,482,700
  Tomkins PLC, ADR (b)............................        391,400       7,143,050
                                                                   --------------
                                                                       57,627,025
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 2.9%
  Abbott Laboratories.............................        206,300       9,386,650
  Allergan, Inc...................................          8,800         976,800
  ALZA Corp. (a)..................................          9,900         503,662
  American Home Products Corp.....................        179,400      10,315,500
  Amgen, Inc. (a).................................         70,500       4,291,687
  Bard (C.R.), Inc................................          5,900         282,094
  Bausch & Lomb, Inc..............................          7,100         543,150
  Baxter International, Inc.......................         38,400       2,328,000
  Becton, Dickinson & Co..........................         31,500         945,000
  Biomet, Inc.....................................         14,500         576,375
  Boston Scientific Corp. (a).....................         51,800       2,275,962
  Bristol-Myers Squibb Co.........................        265,500      18,701,156
  Cardinal Health, Inc. (b).......................         34,450       2,209,106
  Guidant Corp....................................         37,700       1,939,194
  Johnson & Johnson...............................        179,700      17,610,600
  Lilly (Eli) & Co................................        149,800      10,729,425
  Mallinckrodt, Inc...............................          7,500         272,812
  Medtronic, Inc..................................         79,200       6,167,700
  Merck & Co., Inc................................        318,300      23,554,200
  Pfizer, Inc.....................................        173,400      19,030,650
  Pharmacia & Upjohn, Inc.........................         67,800       3,851,887
  Schering-Plough Corp............................        199,700      10,584,100
  St. Jude Medical, Inc. (a)......................          8,900         317,062
  Warner-Lambert Co...............................        111,100       7,707,562
  Watson Pharmaceuticals, Inc. (a)................          9,000         315,562
                                                                   --------------
                                                                      155,415,896
                                                                   --------------
ELECTRONICS -- 1.2%
  Advanced Micro Devices, Inc. (a)................         17,000         307,062
  Applied Materials, Inc. (a).....................         50,700       3,745,462
  Belden, Inc.....................................        275,600       6,597,175
  EG&G, Inc.......................................          7,300         260,062
  Emerson Electric Co.............................         60,200       3,785,075
  Grainger (W.W.), Inc............................         13,000         699,562
  Harris Corp.....................................          9,000         352,687
  Honeywell, Inc..................................         15,900       1,842,412
  Intel Corp......................................        445,500      26,507,250
  KLA-Tencor Corp. (a)............................         10,900         707,137
  LSI Logic Corp. (a).............................         18,600         857,925
  Micron Technology, Inc..........................         34,300       1,382,719
  Motorola, Inc...................................         80,200       7,598,950
  National Semiconductor Corp. (a)................         19,000         480,937
  Rockwell International Corp.....................         24,300       1,476,225
  Solectron Corp..................................         32,900       2,194,019
  Tektronix, Inc..................................          8,200         247,537
  Texas Instruments, Inc..........................         52,500       7,612,500
  Thomas & Betts Corp.............................          9,000         425,250
                                                                   --------------
                                                                       67,079,946
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        244,900       5,602,087
                                                                   --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc.................         21,800         937,400
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.1%
  Apex Silver Mines Ltd...........................        340,400       4,212,450
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES -- 3.6%
  American Express Co.............................         61,200  $    7,963,650
  Associates First Capital Corp...................        100,990       4,475,119
  Bear Stearns Companies, Inc.....................         14,675         686,056
  Block (H.R.), Inc...............................         13,400         670,000
  Capital One Financial Corp......................         24,900       1,386,619
  Citigroup, Inc..................................        775,876      36,854,110
  Countrywide Credit Industries, Inc..............         14,000         598,500
  Dun & Bradstreet Corp...........................         23,000         815,062
  Federal Home Loan Mortgage Corp.................         91,300       5,295,400
  Federal National Mortgage Association...........        140,900       9,634,037
  Fifth Third Bancorp.............................         34,800       2,316,375
  Franklin Resource, Inc. (b).....................         33,000       1,340,625
  Goldman Sachs Group, Inc. (a)...................         53,100       3,836,475
  Household International, Inc....................         64,592       3,060,046
  Lehman Brothers Holdings, Inc...................        719,100      44,763,975
  MBNA Corp.......................................        104,600       3,203,375
  Merrill Lynch & Co., Inc........................        286,300      22,886,106
  Morgan Stanley Dean Witter & Co.................        299,995      30,749,488
  PaineWebber Group, Inc..........................         14,000         654,500
  Paychex, Inc....................................         29,850         951,469
  Schwab (Charles) Corp. (a)......................         53,600       5,889,300
  SLM Holding Corp................................         19,000         870,437
  State Street Corp...............................         20,600       1,758,725
  Transamerica Corp...............................         16,000       1,200,000
  Washington Mutual, Inc..........................         80,836       2,859,573
                                                                   --------------
                                                                      194,719,022
                                                                   --------------
FOOD & BEVERAGES -- 1.9%
  Anheuser-Busch Companies, Inc...................         65,000       4,610,936
  Archer-Daniels-Midland Co.......................         77,915       1,202,813
  Bestfoods.......................................         37,800       1,871,100
  Brown-Forman Corp. (Class "B" Stock)............          6,700         436,756
  Campbell Soup Co................................         59,600       2,763,950
  Coca-Cola Co. (b)...............................        329,400      20,587,500
  Coca-Cola Enterprises, Inc......................         54,500       1,621,375
  ConAgra, Inc....................................         64,600       1,719,975
  Coors (Adolph) Co. (Class "B" Stock)............          2,900         143,550
  General Mills, Inc..............................         21,400       1,720,025
  Heinz (H.J.) & Co...............................         47,400       2,375,925
  Hershey Foods Corp..............................         20,300       1,205,312
  Kellogg Co......................................         54,000       1,782,000
  Nabisco Group Holdings Corp.....................      1,226,900      24,001,231
  PepsiCo, Inc....................................        198,400       7,675,600
  Pioneer Hi-Bred International, Inc..............         31,100       1,210,956
  Quaker Oats Co..................................         17,600       1,168,200
  Ralston-Ralston Purina Group....................         42,200       1,284,462
  Sara Lee Corp...................................        123,800       2,808,712
  Seagram Co., Ltd................................         52,600       2,649,725
  Sysco Corp......................................         44,200       1,317,712
  Unilever NV.....................................         75,842       5,289,979
  Whitman Corp....................................        545,200       9,813,600
  Wrigley (William) Jr. Co........................         15,200       1,368,000
                                                                   --------------
                                                                      100,629,394
                                                                   --------------
FOREST PRODUCTS -- 2.0%
  Boise Cascade Corp..............................        665,800      28,546,175
  Champion International Corp.....................        401,600      19,226,600
  Fort James Corp.................................         27,100       1,026,412
  Georgia-Pacific Corp............................        157,800       7,475,775


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS (CONT'D.)
  International Paper Co..........................         54,582  $    2,756,391
  Louisiana-Pacific Corp..........................        699,700      16,617,875
  Mead Corp.......................................        403,000      16,825,250
  Potlatch Corp...................................          4,700         206,506
  Temple-Inland, Inc..............................          7,100         484,575
  Westvaco Corp...................................         11,900         345,100
  Weyerhaeuser Co.................................         27,000       1,856,250
  Willamette Industries, Inc......................        299,200      13,781,900
                                                                   --------------
                                                                      109,148,809
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         10,500         658,219
  Consolidated Natural Gas Co.....................         12,900         783,675
  Peoples Energy Corp.............................          5,700         214,819
  Sempra Energy...................................         30,253         684,474
  Sonat, Inc......................................         13,500         447,187
  Williams Companies, Inc.........................         57,200       2,434,575
                                                                   --------------
                                                                        5,222,949
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.2%
  Columbia/HCA Healthcare Corp....................        892,800      20,367,000
  Healthsouth Corp. (a)...........................         55,000         821,562
  Humana, Inc. (a)................................        735,100       9,510,375
  IMS Health, Inc.................................         40,900       1,278,125
  LifePoint Hospitals, Inc. (a)...................         42,447         570,382
  Manor Care, Inc.................................         13,300         321,694
  McKesson HBOC Inc...............................         34,381       1,104,490
  Service Corp. International.....................         40,800         785,400
  Shared Medical Systems Corp.....................          4,200         274,050
  Smith (A.O.) Corp...............................        433,350      12,133,800
  Tenet Healthcare Corp. (a)......................        799,600      14,842,575
  Triad Hospitals, Inc. (a).......................         42,447         573,034
  Wellpoint Health Networks Inc...................          6,000         509,250
                                                                   --------------
                                                                       63,091,737
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co.......................................         15,200       1,623,550
  Kimberly-Clark Corp.............................         73,000       4,161,000
  Leggett & Platt, Inc............................        470,800      13,094,125
                                                                   --------------
                                                                       18,878,675
                                                                   --------------
HOUSING RELATED -- 1.4%
  Armstrong World Industries, Inc.................          6,500         375,781
  Fleetwood Enterprises, Inc......................          6,100         161,269
  Hanson, PLC, ADR, (United Kingdom)..............      1,221,100      54,186,312
  Kaufman & Broad Home Corp.......................          6,400         159,200
  Lowe's Companies, Inc...........................         48,600       2,755,012
  Masco Corp......................................         44,000       1,270,500
  Maytag Corp.....................................         10,700         745,656
  Newell Rubbermaid Inc...........................         38,355       1,783,507
  Owens Corning...................................        413,400      14,210,626
  Stanley Works...................................          9,900         318,656
  Tupperware Corp.................................          9,900         252,450
  Whirlpool Corp..................................          9,900         732,600
                                                                   --------------
                                                                       76,951,569
                                                                   --------------
INSTRUMENT - CONTROLS
  PE Corp-PE Biosystems Group.....................          6,500         745,875
                                                                   --------------
INSURANCE -- 2.8%
  Aetna, Inc......................................         18,900       1,690,368
  Aflac Inc.......................................         31,000       1,484,125
  Allstate Corp...................................        115,100       4,129,212
  American General Corp...........................         32,400       2,442,150

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
INSURANCE (CONT'D.)
  American International Group, Inc...............        164,103  $   19,210,306
  Aon Corp........................................         33,450       1,379,812
  Berkley (W.R.) Corp.............................        175,850       4,396,250
  Chubb Corp......................................        237,900      16,534,050
  CIGNA Corp......................................         27,100       2,411,900
  Cincinnati Financial Corp.......................         22,900         860,180
  Conseco, Inc....................................         41,587       1,265,804
  Financial Security Assurance Holdings Ltd.......        140,100       7,285,200
  Hartford Financial Services Group, Inc..........         30,600       1,784,362
  Jefferson-Pilot Corp............................         14,900         986,194
  Lincoln National Corp...........................         26,800       1,401,975
  Loews Corp......................................        178,300      14,107,988
  Marsh & McLennan Companies, Inc.................         34,900       2,634,950
  MBIA, Inc.......................................         13,700         887,075
  MGIC Investment Corp............................         15,100         734,237
  Progressive Corp................................          9,400       1,363,000
  Provident Companies, Inc........................         19,000         760,000
  Reinsurance Group of America, Inc...............        711,900      25,094,475
  SAFECO Corp.....................................        358,700      15,827,637
  St. Paul Companies, Inc.........................         32,500       1,033,906
  Torchmark Corp..................................        425,000      14,503,125
  Trenwick Group, Inc.............................        273,300       6,738,553
  United Healthcare Corp..........................         24,400       1,528,050
  UNUM Corp.......................................         17,100         936,225
                                                                   --------------
                                                                      153,411,109
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp..................................         11,200         312,200
  Carnival Corp. (Class "A" Stock)................         81,700       3,962,450
  Disney (Walt) Co................................        278,500       8,581,281
  Harrah's Entertainment, Inc. (a)................         16,400         360,800
  Hilton Hotels Corp..............................         30,800         436,974
  King World Productions, Inc.....................          8,900         309,831
  Marriott International, Inc. (Class "A"
    Stock)........................................         33,700       1,259,538
  Mirage Resorts, Inc. (a)........................         22,500         376,875
                                                                   --------------
                                                                       15,599,949
                                                                   --------------
MACHINERY -- 1.0%
  Briggs & Stratton Corp..........................          4,000         231,000
  Case Corp.......................................        365,300      17,580,063
  Caterpillar, Inc................................         46,800       2,808,000
  Commercial Intertech Corp.......................        115,300       1,837,594
  Cooper Industries, Inc..........................         12,900         670,800
  Deere & Co......................................         32,200       1,275,925
  Delphi Automotive Systems Corp..................        347,454       6,449,615
  Dover Corp......................................         28,000         980,000
  DT Industries, Inc..............................        146,800       1,348,725
  Eaton Corp......................................          9,800         901,600
  Flowserve Corp..................................        161,991       3,067,705
  Global Industrial Technologies, Inc. (a)........        258,100       3,113,331
  Ingersoll-Rand Co...............................         22,300       1,441,138
  Milacron, Inc...................................          6,400         118,400
  Paxar Corp......................................        954,575       8,591,175
  Snap-On, Inc....................................          9,900         358,256
  Timken Co.......................................         10,200         198,900
                                                                   --------------
                                                                       50,972,227
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc.....................        272,600  $    4,514,938
  Illinois Tool Works, Inc........................         34,400       2,820,800
  Tyco International Ltd..........................        110,956      10,513,081
                                                                   --------------
                                                                       17,848,819
                                                                   --------------
MEDIA -- 1.9%
  CBS Corp. (a)...................................        359,800      15,628,813
  Central Newspapers, Inc.(Class "A" Stock).......        410,600      15,448,824
  Clear Channel Communications, Inc. (a)(b).......         42,200       2,909,163
  Comcast Corp. (Special Class "A" Stock).........         99,300       3,816,844
  Donnelley (R.R.) & Sons Co......................         15,000         555,938
  Dow Jones & Co., Inc............................         12,600         668,588
  Gannett Co., Inc................................         36,900       2,633,738
  Houghton Mifflin Co.............................        240,700      11,327,944
  Interpublic Group of Companies, Inc.............         17,300       1,498,612
  Knight-Ridder, Inc. (b).........................        248,600      13,657,462
  Lee Enterprises, Inc............................        208,900       6,371,450
  McGraw-Hill, Inc................................         26,600       1,434,738
  Mediaone Group, Inc. (b)........................         81,800       6,083,875
  Meredith Corp...................................          4,600         159,275
  New York Times Co. (Class "A" Stock)............         22,200         817,238
  Time Warner, Inc................................        163,300      12,002,550
  Times Mirror Co. (Class "A" Stock) (b)..........          8,600         509,550
  Tribune Co......................................         16,000       1,394,000
  Viacom, Inc. (Class "B" Stock) (a)..............         95,200       4,188,800
                                                                   --------------
                                                                      101,107,402
                                                                   --------------
METALS-FERROUS -- 0.8%
  AK Steel Holding Corp...........................        606,100      13,637,250
  Allegheny Teledyne, Inc.........................         25,300         572,413
  Bethlehem Steel Corp. (a).......................        924,400       7,106,325
  LTV Corp........................................        841,400       5,626,863
  Material Sciences Corp. (a).....................        397,900       5,968,500
  National Steel Corp. (Class "B" Stock) (a)......        147,300       1,233,637
  Nucor Corp......................................         11,500         545,531
  USX-U.S. Steel Group, Inc.......................        318,800       8,607,600
  Worthington Industries, Inc.....................          9,700         159,444
                                                                   --------------
                                                                       43,457,563
                                                                   --------------
METALS-NON FERROUS -- 1.4%
  Alcan Aluminum Ltd..............................         32,000       1,022,000
  Alcoa, Inc......................................      1,203,500      74,466,563
  Cyprus Amax Minerals Co.........................         15,100         229,331
  Inco Ltd........................................         27,000         486,000
  Reynolds Metals Co..............................          8,900         525,100
                                                                   --------------
                                                                       76,728,994
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,500         122,281
  Burlington Resources, Inc.......................         21,800         942,850
  Homestake Mining Co.............................         34,300         280,831
  Phelps Dodge Corp...............................          7,200         445,950
                                                                   --------------
                                                                        1,791,912
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  AES Corp........................................         25,000       1,453,125
  Coltec Industries, Inc..........................        179,200       3,886,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  Crane Co........................................         11,100  $      348,956
  Danaher Corp. (b)...............................         16,000         930,000
  Donaldson Co., Inc..............................        448,600      10,990,700
  Ecolab, Inc.....................................         17,300         754,713
  IDEX Corp. (b)..................................        246,700       8,110,263
  ITT Industries, Inc.............................         11,100         423,188
  Laidlaw, Inc....................................         41,300         304,588
  Mark IV Industries, Inc.........................        355,500       7,509,938
  Millipore Corp..................................          7,000         283,938
  NACCO Industries, Inc. (Class "A" Stock)........          1,300          95,550
  Pall Corp.......................................         20,200         448,188
  PPG Industries, Inc.............................         22,200       1,311,188
  Textron, Inc....................................         21,300       1,753,256
  Thermo Electron Corp. (a).......................         17,500         351,093
  Trinity Industries, Inc.........................        214,100       7,172,350
  Wolverine Tube, Inc. (a)........................        155,300       3,901,913
  York International Corp.........................        110,600       4,735,063
                                                                   --------------
                                                                       54,764,410
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.2%
  American Greetings Corp. (Class "A" Stock)......         11,800         355,475
  Black & Decker Corp.............................         12,500         789,063
  Corning, Inc....................................         31,900       2,236,988
  Jostens, Inc....................................          6,300         132,693
  Minnesota Mining & Manufacturing Co.............         53,900       4,685,931
  Polaroid Corp...................................          7,300         201,663
                                                                   --------------
                                                                        8,401,813
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         21,500         513,313
                                                                   --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp...............................         12,100         719,950
  Anadarko Petroleum Corp.........................         15,300         563,231
  Ashland, Inc....................................          8,700         349,087
  Atlantic Richfield Co...........................         44,500       3,718,531
  Basin Exploration, Inc. (a).....................         71,400       1,432,463
  Cabot Oil & Gas Corp. (Class "A" Stock).........        363,800       6,775,775
  Chevron Corp....................................         86,800       8,262,275
  Coastal Corp....................................         30,500       1,220,000
  Eastern Enterprises.............................          3,300         131,175
  Enron Oil & Gas Co..............................        198,700       4,023,675
  Exxon Corp......................................        324,900      25,057,913
  Kerr-McGee Corp.................................         10,609         532,439
  Mobil Corp......................................        104,700      10,365,300
  Murphy Oil Corp.................................        114,000       5,564,625
  NICOR, Inc......................................          7,800         296,888
  Noble Affiliates, Inc...........................        208,900       5,888,369
  Ocean Energy, Inc...............................        245,500       2,362,938
  Phillips Petroleum Co...........................         35,600       1,791,124
  Pioneer Natural Resources Co....................      1,488,431      16,372,744
  Royal Dutch Petroleum Co........................        286,500      17,261,625
  Sunoco, Inc.....................................         10,800         326,025
  Texaco, Inc.....................................         72,100       4,506,250
  Union Pacific Resources Group, Inc..............         32,200         525,263
  Unocal Corp.....................................         30,800       1,220,450
  USX-Marathon Group..............................         41,800       1,361,113
  Western Gas Resources, Inc......................        423,100       6,769,600
                                                                   --------------
                                                                      127,398,828
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
  Elf Aquitaine SA, ADR, (France).................        513,400  $   37,766,988
  Occidental Petroleum Corp.......................         49,100       1,037,238
                                                                   --------------
                                                                       38,804,226
                                                                   --------------
OIL & GAS SERVICES -- 1.1%
  Apache Corp.....................................         10,900         425,100
  Baker Hughes, Inc...............................         41,740       1,398,290
  Enron Corp......................................         46,800       3,825,900
  Halliburton Co..................................         59,900       2,710,475
  Helmerich & Payne, Inc..........................          8,200         195,263
  McDermott International, Inc....................      1,629,400      46,030,550
  ONEOK, Inc......................................          5,000         158,750
  Rowan Companies, Inc. (a).......................         14,100         259,969
  Schlumberger Ltd................................         75,800       4,827,513
                                                                   --------------
                                                                       59,831,810
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................         52,400       1,015,250
  Battle Mountain Gold Co.........................         37,200          90,674
  Freeport-McMoRan Copper & Gold, Inc. (Class 'B'
    Stock)........................................         22,100         396,419
  Newmont Mining Corp.............................         25,400         504,825
  Placer Dome, Inc................................         28,000         330,750
  Stillwater Mining Co. (a).......................        301,800       9,865,088
                                                                   --------------
                                                                       12,203,006
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp...............         67,000       2,077,000
  CSX Corp........................................         29,300       1,327,656
  Kansas City Southern Industries, Inc............         11,000         701,937
  Norfolk Southern Corp...........................         52,400       1,578,550
  Union Pacific Corp..............................         35,300       2,058,431
                                                                   --------------
                                                                        7,743,574
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 1.2%
  Crescent Real Estate Equities Co................      1,377,600      32,718,000
  Equity Residential Properties Trust.............        150,900       6,799,931
  Vornado Realty Trust (a)........................        745,100      26,311,344
                                                                   --------------
                                                                       65,829,275
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc.........................         19,000         414,438
  McDonald's Corp.................................        184,700       7,630,419
  Tricon Global Restaurants, Inc. (a).............         22,000       1,190,750
  Wendy's International, Inc......................         15,700         444,506
                                                                   --------------
                                                                        9,680,113
                                                                   --------------
RETAIL -- 3.7%
  Albertson's, Inc. (b)...........................         55,761       2,875,177
  AutoZone, Inc. (a)..............................         19,700         593,463
  Best Buy Co., Inc. (a)..........................         10,000         675,000
  Charming Shoppes, Inc. (a)......................      3,332,400      20,306,812
  Circuit City Stores, Inc........................         13,600       1,264,800
  Consolidated Stores Corp........................         13,100         353,700
  Costco Companies, Inc. (a)......................         28,900       2,313,806
  CVS Corp........................................         51,900       2,633,925
  Dayton-Hudson Corp..............................         61,100       3,971,500
  Dillard's, Inc..................................        143,100       5,026,388
  Dollar General Corporation......................         29,000         841,000
  Federated Department Stores, Inc. (a)(b)........         27,500       1,455,781
  Great Atlantic & Pacific Tea Co., Inc...........          6,200         209,638
  Harcourt General, Inc...........................          8,100         417,656

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Home Depot, Inc.................................        200,900  $   12,945,494
  IKON Office Solutions, Inc......................         21,800         327,000
  J.C. Penney Co., Inc............................         33,800       1,641,413
  Kmart Corp. (a)(b)..............................      2,422,300      39,816,557
  Kohl's Corp. (a)................................         20,800       1,605,500
  Kroger Co. (a)..................................        110,400       3,084,300
  Liz Claiborne, Inc..............................         10,900         397,850
  Longs Drug Stores, Inc..........................          6,300         217,744
  May Department Stores Co........................         45,750       1,870,031
  Nordstrom, Inc. (b).............................         20,200         676,700
  Office Depot, Inc...............................         22,500         496,406
  Pep Boys - Manny, Moe & Jack....................          9,327         201,696
  Rite Aid Corp...................................         36,000         886,500
  Safeway, Inc. (a)...............................         66,000       3,267,000
  Sears, Roebuck & Co.............................         50,500       2,250,406
  Sherwin-Williams Co.............................         22,500         624,375
  Staples, Inc. (a)...............................         59,200       1,831,500
  Supervalu, Inc..................................         15,300         393,019
  Tandy Corp......................................         25,600       1,251,200
  The Gap, Inc....................................        114,300       5,757,863
  The Limited, Inc................................        753,340      34,182,803
  TJX Companies, Inc..............................         42,000       1,399,125
  Toys 'R' Us, Inc. (a)...........................        387,800       8,022,613
  Wal-Mart Stores, Inc............................        594,200      28,670,150
  Walgreen Co.....................................        136,600       4,012,625
  Winn-Dixie Stores, Inc..........................         19,500         720,281
                                                                   --------------
                                                                      199,488,797
                                                                   --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co.........................         12,800         302,400
  Goodyear Tire & Rubber Co.......................        181,800      10,692,113
                                                                   --------------
                                                                       10,994,513
                                                                   --------------
TELECOMMUNICATIONS -- 3.4%
  Alcatel Alsthom, ADR, (France)..................        513,000      14,556,374
  Alltel Corp.....................................         38,300       2,738,450
  Ameritech Corp..................................        147,100      10,811,850
  Andrew Corp. (a)................................         14,300         270,806
  AT&T Corp. (b)..................................        420,572      23,473,175
  Bell Atlantic Corp..............................        208,900      13,656,838
  BellSouth Corp..................................        258,700      12,126,563
  CenturyTel, Inc.................................         11,700         465,075
  Frontier Corp...................................         21,200       1,250,800
  General Instrument Corp.........................         24,000       1,020,000
  GTE Corp........................................        128,600       9,741,450
  Lucent Technologies, Inc........................        402,730      27,159,104
  MCI Worldcom, Inc...............................        245,970      21,214,913
  Nextel Communications, Inc. (Class "A" Stock)
    (a)...........................................         38,400       1,927,200
  Nortel Networks Corp............................         88,700       7,700,269
  SBC Communications, Inc.........................        264,100      15,317,800
  Scientific-Atlanta, Inc.........................          8,200         295,200
  Sprint Corp.....................................        120,400       6,358,625
  Sprint Corp. (PCS Group)........................         54,350       3,104,744
  Tellabs, Inc. (a)...............................         53,000       3,580,813
  US West, Inc....................................         67,241       3,950,409
  Vodafone Group, ADR, PLC (United Kingdom).......         10,200       2,009,400
                                                                   --------------
                                                                      182,729,858
                                                                   --------------
TEXTILES
  National Service Industries, Inc................          4,900         176,400
  Pillowtex Corp. (a).............................         73,932       1,206,016


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TEXTILES (CONT'D.)
  Russell Corp....................................          5,900  $      115,050
  Springs Industries, Inc.........................          3,300         143,963
  VF Corp.........................................         16,700         713,925
                                                                   --------------
                                                                        2,355,354
                                                                   --------------
TOBACCO -- 0.2%
  RJR Nabisco Holdings, Inc.......................        395,333      12,453,011
  UST, Inc........................................         24,100         704,925
                                                                   --------------
                                                                       13,157,936
                                                                   --------------
TOYS
  Hasbro, Inc.....................................         27,500         768,281
  Mattel, Inc. (b)................................         44,300       1,171,181
                                                                   --------------
                                                                        1,939,462
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a)(b)....................         38,200       2,072,350
  Ryder System, Inc...............................          9,400         244,400
  Yellow Corp. (a)................................        178,700       3,171,925
                                                                   --------------
                                                                        5,488,675
                                                                   --------------
UTILITY - ELECTRIC -- 0.6%
  Ameren Corp.....................................         18,400         706,100
  American Electric Power Co., Inc. (b)...........         26,800       1,006,675
  Carolina Power & Light Co.......................         20,800         890,500
  Central & South West Corp.......................         28,300         661,512
  CINergy Corp....................................         20,700         662,400
  CMS Energy Corp.................................         11,000         460,625
  Consolidated Edison, Inc. (b)...................         31,200       1,411,800
  Constellation Energy Group......................         18,800         556,950
  Dominion Resources, Inc.........................         27,400       1,186,763
  DTE Energy Co...................................         19,900         796,000
  Duke Energy Corp................................         49,700       2,702,437
  Edison International............................         46,700       1,249,225
  Entergy Corp. (b)...............................         34,400       1,075,000
  FirstEnergy Corp. (a)...........................         32,300       1,001,300
  Florida Progress Corp...........................          7,000         289,187
  FPL Group, Inc..................................         24,000       1,311,000
  GPU, Inc........................................         16,900         712,969
  New Century Energies, Inc.......................         15,000         582,187
  Niagara Mohawk Holdings Inc. (a)................         24,300         390,319
  Northern States Power Co........................         24,200         585,338
  Pacific Gas & Electric Co.......................         51,700       1,680,250
  PacifiCorp......................................         39,300         722,137
  PECO Energy Co..................................         29,600       1,239,500
  PP&L Resources, Inc.............................         20,900         642,675
  Public Service Enterprise Group, Inc............         29,600       1,209,900
  Reliant Energy, Inc.............................         37,400       1,033,175
  Southern Co.....................................         94,800       2,512,200
  Texas Utilities Co..............................         37,100       1,530,375
  Unicom Corp.....................................         31,000       1,195,437
                                                                   --------------
                                                                       30,003,936
                                                                   --------------
WASTE MANAGEMENT -- 0.3%
  Waste Management, Inc...........................        251,062      13,494,582
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,401,007,961)..........................................   2,888,674,137
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 32.7%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CORPORATE BONDS -- 25.6%
AEROSPACE
  Lockheed Martin Corp.,
    6.85%, 05/15/01...............................       A3       $     400  $      404,156
                                                                             --------------
AIRLINES -- 1.9%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2          12,820      12,237,203
    7.461%, 04/01/15..............................      Aa3           8,459       8,573,225
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         14,335      17,005,897
    10.375%, 02/01/11.............................      Ba1          16,250      19,644,300
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         19,500      22,023,105
    11.21%, 05/01/14..............................      Baa3         17,500      22,401,050
                                                                             --------------
                                                                                101,884,780
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,007,480
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05...............................      Aaa          11,000      11,147,730
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,500       4,408,560
                                                                             --------------
                                                                                 19,563,770
                                                                             --------------
AUTO-CARS & TRUCKS -- 1.4%
  Ford Motor Co.,
    6.375%, 02/01/29 (b)..........................       A1          17,500      15,191,575
  Lear Corp.,
    7.96%, 05/15/05...............................      Ba1          15,500      14,996,250
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,212,500
  TRW, Inc.,
    6.45%, 06/15/01...............................      Baa1         32,800      32,830,750
                                                                             --------------
                                                                                 74,231,075
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.7%
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07...............................       A1           5,400       5,362,875
  Bayerische Landesbank Girozentrale, (Germany),
    5.875%, 12/01/08..............................      Aaa          12,500      11,598,875
  Central Hispano Leasing
    5.496%, 04/28/05..............................       A3           5,000       4,991,050
  Deutsche Bank,
    7.872%, 12/29/49..............................       A1           3,700       3,582,044
  HSBC Holding PLC,
    7.50%, 07/15/09...............................       A2           8,900       8,991,937
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1          9,000       9,020,700
  Key Bank NA,
    5.80%, 04/01/04 (b)...........................      Aa3          20,000      19,350,400
  National Australia Bank, (Australia),
    6.40%, 12/10/07 (b)...........................       A1           8,700       8,645,364
    6.60%, 12/10/07 (b)...........................       A1           5,000       4,825,550
  Okobank, (Finland),
    6.561%, 09/27/49..............................       A3          16,250      16,201,250
                                                                             --------------
                                                                                 92,570,045
                                                                             --------------
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.9%
  British Sky Broadcasting, Inc.,
    6.875%, 02/23/09..............................      Baa2      $  12,500  $   11,403,875
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1          3,050       2,935,961
  CSC Holdings, Inc.,
    7.875%, 12/15/07..............................      Ba2           4,400       4,367,616
    7.25%, 07/15/08...............................      Ba2           5,500       5,239,850
  Rogers Cablesystems, Inc., Sr. Sec'd Notes
    (Canada), (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,140,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1           8,500       8,524,565
    9.875%, 06/15/22..............................      Baa3         12,878      16,426,790
                                                                             --------------
                                                                                 51,038,657
                                                                             --------------
CHEMICALS -- 0.5%
  ICI Wilmington Inc.,
    9.50%, 11/15/00...............................      Baa1          6,500       6,769,035
  Lyondell Chemical Co.,
    9.625%, 05/01/07..............................      Ba3           4,500       4,601,250
  Rohm & Haas Co.,
    6.95%, 07/15/04...............................       A3           7,400       7,391,052
    7.85%, 07/15/29...............................       A3           6,100       6,095,547
                                                                             --------------
                                                                                 24,856,884
                                                                             --------------
COMPUTERS -- 0.1%
  International Business Machine Corp.,
    5.625%, 04/12/04..............................       A1           3,500       3,363,500
                                                                             --------------
CONSULTING
  Comdisco, Inc.
    6.375%, 11/30/01..............................      Baa1          2,700       2,692,845
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          34,000      32,686,920
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Cox Enterprises, Inc.,
    6.625%, 06/14/02..............................      Baa1          5,200       5,196,516
  Seagram (J.) & Sons,
    5.79%, 04/15/01...............................      Baa3         20,000      19,742,000
  Tyco International Group, SA,
    6.125%, 06/15/01..............................      Baa1          5,000       4,973,550
    6.895%, 1/15/29...............................      Baa1          3,500       3,218,223
                                                                             --------------
                                                                                 33,130,289
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.1%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11...............................      Baa2          8,000       7,860,000
                                                                             --------------
FINANCIAL SERVICES -- 6.3%
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,587,500
  Capital One Financial Corp.,
    7.25%, 05/01/06...............................      Ba1           6,800       6,587,500
  Chrysler Financial Corp.,
    5.25%, 10/22/01...............................       A1           7,050       6,891,798

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  Citibank Credit Card Master Trust,
    6.10%, 05/15/08...............................       NR       $  44,000  $   43,080,400
  Comdisco Inc.,
    6.32%, 11/27/00...............................      Baa1         19,000      19,017,670
  Conseco, Inc.,
    7.60%, 06/21/01...............................      Ba1           2,500       2,507,025
    8.70%, 11/15/26...............................      Ba2           2,408       2,157,881
    8.70%, 04/01/27...............................      Ba2           5,700       5,157,930
  Donaldson Lufkin & Jenrette,
    5.74%, 05/01/01...............................       A3          10,000       9,881,500
  Dresdner Funding Trust,
    8.15%, 06/30/31...............................      Aa2          20,800      20,032,896
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      20,890,800
    6.95%, 03/01/04...............................      Baa2          7,500       7,394,250
  FMR Corp.,
    7.57%, 06/15/29...............................      Aa3             525         523,110
  General Motors Acceptance Corp.,
    5.95%, 03/14/03...............................       A2          21,500      20,994,535
  Heller Financial, Inc.,
    6.00%, 03/19/04...............................       A3           4,900       4,743,249
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      42,644,433
  Marsh & Mclennan Cos., Inc.,
    6.625%, 06/15/04..............................       A2           5,370       5,377,357
  MBNA Corp.,
    5.90%, 08/15/11...............................      Aaa          29,800      28,104,274
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,094,075
  Morgan Stanley, Dean Witter Discover & Co.,
    M.T.N.,
    6.09%, 03/09/11...............................       A1          15,000      14,940,600
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          8,250       8,302,883
    7.25%, 05/01/01...............................      Baa1          8,625       8,780,250
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          11,625      11,591,396
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01...............................       A1           4,200       4,168,500
  Lehman Brothers Holdings, Inc.,
    6.625%, 04/01/04 (b)..........................      Baa1         21,910      21,343,407
    6.625%, 02/05/06 (b)..........................      Baa1          7,710       7,507,227
  Salomon, Inc.,
    6.75%, 08/15/03...............................      Baa1          5,000       5,022,250
                                                                             --------------
                                                                                341,324,696
                                                                             --------------
FOOD & BEVERAGE -- 0.2%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29..............................      Aa3           8,900       8,146,971
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09..............................      Baa2          3,500       3,285,275
                                                                             --------------
                                                                                 11,432,246
                                                                             --------------
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS -- 0.6%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  11,000  $   10,900,450
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................       NR          29,500      21,387,500
                                                                             --------------
                                                                                 32,287,950
                                                                             --------------
INDUSTRIAL -- 0.1%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................      Baa           3,650       3,465,383
                                                                             --------------
LEISURE & TOURISM -- 0.4%
  Carnival Corp.,
    5.65%, 10/15/00...............................       A2           5,000       4,968,700
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2          5,183       5,068,093
    6.75%, 11/15/03...............................      Baa2         14,000      13,130,320
                                                                             --------------
                                                                                 23,167,113
                                                                             --------------
MEDIA -- 0.4%
  Liberty Media Group,
    7.875%, 07/15/09..............................      Baa3          2,400       2,385,696
    8.50%, 07/15/29...............................      Baa3          4,200       4,188,534
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,299,563
  United News & Media PLC,
    7.25%, 07/01/04 (b)...........................      Baa2          4,780       4,736,502
                                                                             --------------
                                                                                 20,610,295
                                                                             --------------
OIL & GAS -- 0.5%
  Atlantic Richfield Co.,
    5.55%, 04/15/03...............................       A2          22,500      22,014,000
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       3,936,080
                                                                             --------------
                                                                                 25,950,080
                                                                             --------------
OIL & GAS SERVICES -- 0.4%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         20,000      19,931,200
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01..............................      Baa1         11,000      11,108,460
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
  Duke Realty L.P.,
    7.30%, 06/30/03...............................      Baa2          4,350       4,381,320
  EOP Operating, L.P.,
    6.375%, 01/15/02..............................      Baa1          5,000       4,935,900
    6.50%, 06/15/04...............................      Baa1          6,000       5,760,600
    6.625%, 02/15/05..............................      Baa          18,187      17,542,816
  Equity Residential Properties Trust,
    6.15%, 09/15/00...............................       A3          25,000      24,837,500
  ERP Operating, L.P.,
    7.10%, 06/23/04...............................       A3           2,375       2,376,686
    6.63%, 04/13/15...............................       A3           9,200       8,876,712
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      23,125,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  Hanson Overseas B.V.,
    7.375%, 01/15/03..............................       A3       $   4,000  $    4,065,680
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,804,375
                                                                             --------------
                                                                                112,706,589
                                                                             --------------
RETAIL -- 1.1%
  Federated Department Stores, Inc.,
    8.50%, 06/15/03...............................      Ba1          34,890      36,937,694
  Kroger Co.,
    6.34%, 06/01/01 (b)...........................      Baa3         10,450      10,361,828
    7.25%, 06/01/09 (b)...........................      Baa3          6,000       5,973,750
    7.70%, 06/01/29 (b)...........................      Baa3          3,450       3,415,500
                                                                             --------------
                                                                                 56,688,772
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          23,776      24,120,514
    7.60%, 04/01/09...............................      Ba1          12,885      13,376,563
  Airtouch Communications, Inc.,
    7.00%, 10/01/03...............................      Baa2         16,800      17,109,288
  Cox Communications, Inc.,
    6.94%, 10/01/01 (b)...........................      Baa2          4,000       4,030,840
  Electric Lightwave, Inc.,
    6.05%, 05/15/04...............................       A2           5,300       5,124,252
  GTE Corp.,
    9.375%, 12/01/00..............................      Baa1         11,000      11,496,760
  Lucent Technologies, Inc.,
    6.45%, 03/15/29 (b)...........................       A2          17,500      15,830,675
  Qwest Communications International Inc.,
    7.50%, 11/01/08...............................      Ba1          31,200      30,264,000
  Sprint Corp.,
    6.875%, 11/15/28..............................      Baa1         13,000      11,786,060
  Telecom De Peurto Rico,
    6.15%, 05/15/02...............................      Baa2         10,500      10,385,865
    6.65%, 05/15/06...............................      Baa2         10,700      10,390,449
    6.80%, 05/15/09...............................      Baa2          9,000       8,645,670
  Worldcom Inc.,
    6.125%, 08/15/01..............................      Baa2         15,600      15,550,704
    6.95%, 08/15/28...............................      Baa2         17,700      16,778,715
                                                                             --------------
                                                                                194,890,355
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.1%
  Ryder Systems, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,031,080
                                                                             --------------
UTILITIES -- 1.1%
  AES Corp., Sr. Notes,
    9.50%, 06/01/09 (b)...........................      Ba1           4,500       4,623,750
  Calenergy Co., Inc.,
    6.96%, 09/15/03 (b)...........................      Ba1          15,000      14,869,500
  CMS Energy Corp.,
    8.00%, 07/01/01 (b)...........................      Ba3           7,200       7,182,000
                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES (CONT'D.)
  Edison Mission Energy,
    7.73%, 06/15/09...............................       A3       $   5,000  $    5,051,800
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,088,000
  Pennsylvania Electric Co.,
    5.75%, 04/01/04...............................       A2           3,600       3,490,416
                                                                             --------------
                                                                                 60,305,466
                                                                             --------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         15,695      15,600,987
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 5.8%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................                   11,800       3,141,750
  United States Treasury Bonds,
    7.50%, 11/15/24...............................                   38,800      45,105,000
    5.25%, 11/15/28...............................                  221,355     196,211,286
  United States Treasury Notes,
    5.75%, 11/15/00 (b)...........................                   11,700      11,749,374
    5.25%, 05/15/04 (b)...........................                   13,255      13,025,158
    7.50%, 02/15/05 (b)...........................                   18,450      19,862,532
    6.50%, 05/15/05 (b)...........................                    7,760       7,997,611
    4.75%, 11/15/08 (b)...........................                   15,000      13,774,200
                                                                             --------------
                                                                                310,866,911
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.3%
  Quebec Province, (Canada),
    7.50%, 07/15/23 (b)...........................       A1           9,300       9,454,938
  Republic of Columbia, (Columbia),
    9.75%, 04/23/09 (b)...........................      Baa3          4,500       3,712,500
  Republic of Mexico, (Mexico),
    5.874%, 12/31/19..............................      Ba2           9,750       8,214,375
    5.875%, 12/31/19..............................      Ba2          10,450       8,804,125
  Republic of Panama, (Panama),
    4.00%, 07/17/14...............................      Ba1          10,600       7,963,250
  Republic of Philippines, (Philippines),
    8.875%, 04/15/08..............................      Ba1           5,400       5,254,416
  Republic of Poland, (Poland),
    4.00%, 10/27/24...............................      Baa3         11,300       7,288,500
  United Mexican States, (Mexico),
    10.375%, 02/17/09.............................       NR          21,500      21,564,500
                                                                             --------------
                                                                                 72,256,604
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,814,851,285)....................................................   1,759,907,108
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

JUNE 30, 1999 (UNAUDITED)

PREFERRED                                                              VALUE
STOCKS -- 0.9%                                         SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES -- 0.5%
  Central Hispano Capital Corp.,..................      1,000,000  $   25,250,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.4%
  Telecomunicacoes Brasileiras S.A., ADR..........        223,400      20,147,888
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $47,967,832).............................................      45,397,888
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
  Telebras-Spons ADR (b)..........................        223,400          13,963
                                                                   --------------
    (cost $20,797)
TOTAL LONG-TERM INVESTMENTS
  (cost $4,263,847,875)..........................................   4,699,055,146
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 20.8%                        RATING       (000)
                                                    ------------  ---------
COMMERCIAL PAPER -- 5.6%
  Abbey National Treasury,
    5.85%, 07/01/99...............................       P1       $   1,700       1,700,000
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................       P1          10,000       9,942,200
  BellSouth Telecommunications,
    5.18%, 07/14/99...............................       P1             600         598,879
  Caterpillar Financial,
    5.30%, 07/09/99...............................       P1           1,721       1,718,973
  CXC, Inc.,
    5.15%, 08/20/99 (c)...........................       P1          44,678      44,678,125
  Dayton Hudson Corp.,
    5.18%, 07/12/99 (c)...........................       P1          14,976      14,976,258
  Eastman Kodak Co.,
    5.40%, 07/08/99...............................       P1             600         599,370
  Enterprise Funding Corp.,
    5.35%, 07/14/99...............................       P1           1,700       1,696,716
  Federated Department Stores,
    5.05%, 07/12/99 (c)...........................       P1           9,985       9,984,569
  Fortune Brands,
    5.80%, 07/01/99...............................       P1           1,700       1,700,000
  Gateway Fuel,
    5.80%, 07/01/99...............................       P1           1,700       1,700,000
  General Motors Acceptance Corp.,
    5.04%, 08/23/99 (c)...........................       P1          15,435      15,434,619
  Halliburton Co.,
    5.40%, 07/13/99...............................       P1             537         536,033
  Heinz Co.,
    5.35%, 07/07/99...............................       P1           1,500       1,498,662
  Heller Financial, Inc.,
    5.35%, 07/08/99 (c)...........................       P1          12,487      12,486,997
  Ing American Insurance Holdings,
    5.80%, 07/01/99...............................       P1           1,700       1,700,000
  Merrill Lynch & Co. Inc,
    5.27%, 07/12/99...............................       P1           1,701       1,698,263
  Monte Rosa Capital Corp.,
    4.92%, 07/15/99 (c)...........................       P1          55,083      55,083,405

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Proctor & Gamble,
    5.20%, 07/13/99...............................       P1       $     400  $      399,305
  Public Services Company of Colorado
    5.20%, 07/02/99 (c)...........................       P1          17,248      17,247,508
  Raytheon Co.
    5.25%, 07/23/99 (c)...........................       P1          49,840      49,839,583
  Rohm & Haas Co.
    5.75%, 07/06/99 (c)...........................       P1          35,971      35,971,250
  Ryder Systems, Inc.
    5.08%, 07/02/99 (c)...........................       P1           3,500       3,499,506
  Sonoco Products,
    5.80%, 07/01/99...............................       P1           1,700       1,700,000
  Southern California Edison,
    5.25%, 07/12/99...............................       P3             600         599,038
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................       P1           6,400       6,413,760
    7.375%, 02/15/00..............................       P1           6,000       6,059,400
  Triple-A ONE Plus,
    5.35%, 07/06/99...............................       P1           1,700       1,698,737
  Wells Fargo & Company,
    6.00%, 07/01/99...............................       P3           1,700       1,700,000
  Windmill Funding Corp.,
    5.40%, 07/13/99...............................       P1             600         598,920
                                                                             --------------
                                                                                303,460,076
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 4.5%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Colombia),
    8.625%, 06/02/00..............................       NR           5,500       5,438,125
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................       NR           9,600       9,595,839
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,042,205
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,539,000
  Dayton Hudson Corp.,
    5.95%, 06/15/00...............................       A3           9,000       9,012,510
  General Electric Capital International Funding,
    5.07%, 08/09/99 (c)...........................       NR           9,945       9,945,075
  Conoco, Inc.,
    5.20%, 07/06/99 (c)...........................      Baa1         19,986      19,985,556
    5.22%, 07/13/99 (c)...........................       NR          24,957      24,956,500
    5.22%, 07/14/99 (c)...........................       NR           5,989       5,988,690
  MCI Worldcom Inc.,
    5.05%, 07/09/99 (c)...........................      Baa2          9,989       9,988,778
    5.20%, 07/09/99 (c)...........................      Baa3         25,977      25,977,467
  Okobank Sub NT,
    7.225% 10/29/49 (d)...........................       NR           9,000       9,000,000
    7.900% 10/29/49 (d)...........................       NR           3,500       3,500,000
  Rider Systems, Inc.,
    8.34%, 01/26/00...............................      Baa1          5,000       5,062,050
  Xerox Capital Corp.,
    5.80%, 07/11/99 (c)...........................      Baa1         67,300      67,300,000
                                                                             --------------
                                                                                240,033,460
                                                                             --------------
TIME DEPOSIT -- 0.4%
  Deutsche Bank AG,
    5.125%, 07/11/99 (c)..........................       NR          21,696      21,696,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

JUNE 30, 1999 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENTS -- 10.1%
  Joint Repurchase Agreement Account,
    4.775%, 07/01/99 (Note 5).....................                $ 536,057  $  536,057,000
                                                                             --------------
  Merrill Lynch Triparty Repurchase Agreement
    Account,
    5.10%, 07/02/99 (e)...........................                   10,000      10,000,000
                                                                             --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
  United States Treasury Bill,
    4.545%, 9/16/99...............................                    9,500       9,408,563
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,111,308,034)....................................................   1,120,655,099
                                                                             --------------
TOTAL INVESTMENTS -- 108.0%
  (cost $5,375,155,909; Note 6)............................................   5,814,648,192
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (F).............................
                                                                                  3,223,625
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.0)%............................
                                                                               (432,697,757)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,385,174,060
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $438,010,615; cash collateral of $443,760,219 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Indicates a variable rate security. The maturity date presented for this instrument is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1999.

(e) Merrill Lynch Triparty Repurchase Agreement, repurchase price $10,002,833, due 7/2/99. The value of the collateral including accrued interest was $10,202,408.

(f)  Open Future Contracts as of June 30, 1999 are as follows:

 NUMBER OF                            EXPIRATION      VALUE AT          VALUE AT       APPRECIATION/
 CONTRACTS            TYPE               DATE        TRADE DATE      JUNE 30, 1999      DEPRECIATION
 Long Positions:
    24       S&P 500 Index              Sep 99      $    8,071,125   $   8,290,200      $    219,075
    588      U.S. Treasury Bond         Sep 99      $  359,300,165   $ 354,789,032      $ (4,511,133)
    527      U.S. Treasury Note         Sep 99      $   56,841,687   $  57,443,000      $    601,313
                                                                                       --------------
                                                                                        $ (3,690,745)
                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                      NOTES TO THE FINANCIAL STATEMENTS OF
       CONSERVATIVE BALANCED PORTFOLIO AND FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund and the Portfolios in preparation of its financial statements.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

                                       C1

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the

                                       C2

Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the six months ended June 30, 1999, PSI has been compensated approximately $543,000.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. The Conservative Balanced Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Flexible Managed Portfolio will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are

                                       C3
accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Series Fund compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1999.

PIC, PIMS and PIFM are indirect, wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the six months ended June 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999 through June 30, 1999, the Series Fund incurred fees for the services of PMFS and as of June 30, 1999 fees were due to PMFS as follows:

                                         Transfer Agent's   Transfer Agent
                                               Fees          Fees Payable
                                         ----------------   --------------
Conservative Balanced Portfolio........      $ 3,100           $   800
Flexible Managed Portfolio.............        3,200               800
                                             -------           -------
                                             $ 6,300           $ 1,600

For the six months ended June 30, 1999, PSI earned $8,807 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  ----------
Conservative Balanced Portfolio........   $ 1,742
Flexible Managed Portfolio.............     7,065
                                         ----------
                                          $ 8,807

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account

                                       C4
represented $1,150,168,000 as of June 30, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Conservative Balanced Portfolio........  $   171,632,000     14.92%
Flexible Managed Portfolio.............      536,057,000     46.61
All other portfolios (currently not
  available to PRUvider)...............      442,479,000     38.47
                                         ---------------  ----------
                                         $ 1,150,168,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.80%, in the principal amount of $150,000,000, repurchase price $150,020,000, due 7/1/99. The value of the collateral including accrued interest was $153,554,030.

Goldman, Sachs & Co., 4.82%, in the principal amount of $310,000,000, repurchase price $310,041,505, due 7/1/99. The value of the collateral including accrued interest was $317,349,453.

Morgan (J.P.) Securities, Inc., 4.65%, in the principal amount of $70,168,000, repurchase price $70,177,063, due 7/1/99. The value of the collateral including accrued interest was $71,625,963.

Morgan Stanley Dean Witter, 4.72%, in the principal amount of $310,000,000, repurchase price $310,040,644, due 7/1/99. The value of the collateral including accrued interest was $316,244,264.

Warburg Dillon Reed LLC, 4.80%, in the principal amount of $310,000,000, repurchase price $310,041,333, due 7/1/99. The value of the collateral including accrued interest was $316,876,844.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1999 were as follows:

Cost of Purchases:

                                          Conservative       Flexible
                                            Balanced          Managed
                                         ---------------  ---------------
Government Securities..................  $ 1,648,483,500  $ 1,198,041,677
Non-Government Securities..............  $ 1,981,320,228  $ 1,355,784,779

Proceeds from Sales:

                                          Conservative       Flexible
                                            Balanced          Managed
                                         ---------------  ---------------
Government Securities..................  $ 1,532,452,466  $ 1,034,349,485
Non-Government Securities..............  $ 2,402,210,961  $ 1,785,115,056

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 1999 were as follows:

                                          Conservative       Flexible
                                            Balanced          Managed
                                         ---------------  ---------------
Gross Unrealized Appreciation..........  $   480,008,589  $   678,008,589
Gross Unrealized Depreciation..........      145,565,684      240,666,406
Total Net Unrealized...................      334,442,905      437,342,183
Tax Basis..............................    4,276,071,049    5,377,306,009

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance

                                       C5
and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. Currently there are only Class I shares outstanding in the Conservative Balanced and Flexible Managed Portfolios.

                                       C6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                     CONSERVATIVE BALANCED
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1999          1998         1997         1996        1995(a)      1994(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   15.08     $    14.97   $    15.52   $    15.31   $    14.10   $    14.91
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.31           0.66         0.76         0.66         0.63         0.53
Net realized and unrealized gains
  (losses) on investments..............        0.30           1.05         1.26         1.24         1.78        (0.68)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.61           1.71         2.02         1.90         2.41        (0.15)
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.15)         (0.66)       (0.76)       (0.66)       (0.64)       (0.51)
Distributions from net realized
  gains................................       (0.07)         (0.94)       (1.81)       (1.03)       (0.56)       (0.15)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.22)         (1.60)       (2.57)       (1.69)       (1.20)       (0.66)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........   $   15.47     $    15.08   $    14.97   $    15.52   $    15.31   $    14.10
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        4.04%         11.47%       13.45%       12.63%       17.27%       (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $4,640.3       $4,796.0     $4,744.2     $4,478.8     $3,940.8     $3,501.1
Ratios to average net assets:
  Expenses.............................        0.57%(c)        0.57%(c)        0.56%        0.59%        0.58%        0.61%
  Net investment income................        4.02%(c)        4.19%(c)        4.48%        4.13%        4.19%        3.61%
Portfolio turnover rate................          82%           167%         295%         295%         201%         125%

                                                                       FLEXIBLE MANAGED
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1999          1998         1997         1996        1995(a)      1994(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   16.56     $    17.28   $    17.79   $    17.86   $    15.50   $    16.96
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.27           0.58         0.59         0.57         0.56         0.47
Net realized and unrealized gains
  (losses) on investments..............        0.81           1.14         2.52         1.79         3.15        (1.02)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        1.08           1.72         3.11         2.36         3.71        (0.55)
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...          --          (0.59)       (0.58)       (0.58)       (0.56)       (0.45)
Distributions from net realized
  gains................................        (.19)         (1.85)       (3.04)       (1.85)       (0.79)       (0.46)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................        (.19)         (2.44)       (3.62)       (2.43)       (1.35)       (0.91)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........   $   17.45     $    16.56   $    17.28   $    17.79   $    17.86   $    15.50
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        6.55%         10.24%       17.96%       13.64%       24.13%       (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,385.2       $5,410.0     $5,490.1     $4,896.9     $4,261.2     $3,481.5
Ratios to average net assets:
  Expenses.............................        0.62%(c)        0.61%        0.62%        0.64%        0.63%        0.66%
  Net investment income................        3.13%(c)        3.21%        3.02%        3.07%        3.30%        2.90%
Portfolio turnover rate................          53%           138%         227%         233%         173%         124%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes the reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                      [This page intentionally left blank]

================================================================================
The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.


                              [LOGO APPEARS HERE]
                                 1-800-778-2255
                         8 a.m. - Midnight Eastern Time


================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free number should be used to request any additional copies of the Pruco Life's PRUviderSM Semiannual Report. Proxy material and tax information will continue to be sent to each account of record.


================================================================================

                        The Prudential Series Fund, Inc.

                               Board of Directors


JOHN R. STRANGFELD
Chairman,
The Prudential Series Fund, Inc.


W. SCOTT McDONALD, JR., Ph.D.
Vice President,
Kaludis Consulting Group


E. MICHAEL CAULFIELD
Executive Vice President,
Prudential Financial Management
The Prudential Insurance
Company of America


SAUL K. FENSTER, Ph.D.
President,
New Jersey Institute of Technology


JOSEPH WEBER, Ph.D.
Vice President,
Interclass (international corporate learning)

================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


                                                                    ------------
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                                                                    U.S. Postage
P.O. Box 7478                                                           PAID
Philadelphia, PA 19101-7478                                          Prudential
                                                                    ------------
Address Service Requested







                                 [LOGO APPEARS HERE]

PRUvider SAR 6/99                Printed in the U.S.A.                VAL-DR-105
                                  on recycled paper.